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                                                                  Exhibit 10.1.1

                                                                  Execution Copy

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      This Amended and Restated Stockholders Agreement (the "Agreement") is made as of September 30, 1999 by and among:

      (i) Advanced Telecommunications, Inc., a Delaware corporation (the "Company");

      (ii) Stolberg Partners, L.P. and Stolberg, Meehan & Scano II, L.P. (the "Stolberg Investors");

      (iii) Bain Capital Fund VI, L.P. ("Bain") and the other Persons who are listed on the signature page as Bain Investors who purchase shares of the Company's Series C Preferred Stock, par value $0.01 per share (the "Series C Preferred") (together with Bain, the "Bain Investors", and the Bain Investors together with Stolberg, Meehan & Scano II, L.P. (in its capacity as a purchaser and holder of shares of Series C Preferred), the "Series C Investors") and

      (iv) the individuals identified on the signature pages and Schedule I hereof as "Minority Stockholders," such other Persons who from time to time become party hereto by executing a counterpart signature page hereof and are designated by the Board and included on Schedule I as "Minority Stockholders," and such other Persons who were designated as "Minority Stockholders" under the Initial Stockholders Agreement (as defined below) and who are identified on Schedule I, whether or not such Persons have executed a counterpart signature page hereof (the "Minority Stockholders" and together with the Stolberg Investors and the Series C Investors, the "Stockholders").

                                    Recitals

      1. On or about the date hereof, the Series C Investors have purchased or will purchase shares of the Series C Preferred pursuant to a Series C Preferred Stock Purchase Agreement dated September 30, 1999 between the Company and the Series C Investors (the "Purchase Agreement").

      2. Upon the Closing (as defined below), the Company's Common Stock, par value $0.01 per share (the "Common Stock"), the Company's Series A Preferred Stock, par value $0.01 per share (the "Series A Preferred"), the Company's Series B1 Preferred Stock, par value $0.01 per share, the Company's Series B2 Preferred Stock, par value $0.01 per share, the Company's Series B3 Preferred Stock, par value $0.01 per share, and the Company's Series B4 Preferred Stock, par value $0.01 per share (collectively, the "Series B Preferred"

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and together with the Series A Preferred and the Series C Preferred, the
"Preferred Stock"), the Series C Preferred and all Options and Convertible Securities are held as set forth on Schedule II hereto.

      3. The parties believe that it is in the best interests of the Company and the Stockholders to set forth their agreements on certain matters.

      4. This Agreement amends and restates in its entirety the Stockholders Agreement dated as of July 1, 1996 by and among the Company, the Stolberg Investors and the Minority Stockholders, as amended and in effect on the date hereof (the "Initial Stockholders Agreement").

                                    Agreement

      Therefore, the parties hereto hereby agree as follows:

1. EFFECTIVENESS; DEFINITIONS.

      1.1. Closing. This Agreement shall become effective upon consummation of the initial closing (the "Closing") under the Purchase Agreement.

      1.2. Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in Section 12 hereof.

2. VOTING AGREEMENT.

      2.1. Election of Directors. Each holder of Shares hereby agrees to cast all votes to which such holder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, (a) to fix the number of members of the board of directors of the Company (the "Board") at seven or such higher number as may be specified from time to time by the Board with the consent of the Majority Series C Investors, and (b) to elect as directors of the Company such individuals, if any, as shall have been nominated as follows:

            (i) two members of the Board as shall have been nominated by the Majority Stolberg Investors;

            (ii) two members of the Board as shall have been nominated by the Majority Bain Investors;

            (iii) one member of the Board who shall be the Chief Executive Officer of the Company; and


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            (iv) the balance who shall have been nominated by the Board with the consent of the Majority Series C Investors; provide, however, that it is understood that Marvin Moses shall be deemed to have been nominated and approved as a member of the Board as of the Closing.

      If the ownership percentage of the Bain Investors increases pursuant to
Section 1.2 of the Purchase Agreement, the Majority Bain Investors shall be entitled from time to time to nominate an additional director or directors in order to maintain the Bain Investors' representation on the Board at approximately the same percentage as the ownership percentage of the Bain Investors.

      2.2. Boards and Board Committees. The Majority Bain Investors and the Majority Stolberg Investors shall each have the right to appoint one member to each committee of the Board including without limitation the compensation, audit and executive committees. Upon the request of either the Majority Bain Investors or the Majority Stolberg Investors, the Company shall cause the boards of directors and committees of the boards of directors of the significant subsidiaries of the Company (as reasonably defined by the Majority Bain Investors or the Majority Stolberg Investors, as applicable, in such request to the Company) to mirror the Board and committees of the Board of the Company.

      2.3. Major Transactions. The charter or bylaws of each subsidiary of the Company shall at all times include a provision that the subsidiary will not undertake a Major Transaction unless such Major Transaction has first been approved by the Board of the Company.

      2.4. Board Voting. The bylaws of the Company and each of its Subsidiaries shall contain a provision that in the event of a tie vote by the board of directors of such entity, (a) if the number of members of the Board is six, the Chief Executive Officer shall abstain from voting, and (b) if the number of members of the Board is any other even number, the Board shall determine a tie breaking mechanism that is reasonably acceptable to a majority of the members nominated by the Majority Bain Investors and the Majority Stolberg Investors.

      2.5. Transactions with Stolberg or Bain Affiliates. The Company will not enter into, or permit any of its subsidiaries to enter into, any transaction or agreement with any Affiliate of the Stolberg Investors or the Bain Investors without the prior approval of the Board.

      2.6. Initial Public Offering. The Company shall not file a registration statement in connection with an initial public offering of securities of the Company pursuant to the Securities Act other than a Qualified Public Offering without the prior consent of the Majority Series C Investors.

      2.7. Personnel Matters. The Company shall not approve the hiring or election of, promotion to, or demotion, firing or removal of any member of the Senior Management of the


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Company or the Board (except as specifically set forth in Section 2.1) without the prior consent of the Majority Series C Investors.

      2.8. Certain Transactions. Each holder of Shares agrees to cast all votes to which such holder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, in the same proportion as Series C Shares are voted by the Majority Series C Investors to approve any sale, recapitalization, merger, consolidation, reorganization or any other transaction or series of transactions involving the Company or its subsidiaries (or all or any portion of their respective assets) in connection with, or in furtherance of, the exercise by the Majority Series C Investors of their rights under Sections 3.2 and 3.6, the exercise by the Majority Stolberg Investors of their rights under Section 3.3 and the exercise by the Majority Series C Investors and the Majority Stolberg Investors, acting together, of their rights under Section 3.4.

      2.9. Grant of Proxy. Each holder of Shares other than the Series C Investors and the Stolberg Investors hereby grants to the Company an irrevocable proxy to vote its Shares in accordance with its agreements contained in this
Section 2, which proxy shall be valid and remain in effect until the provisions of this Section 2 expire pursuant to Section 2.9.

      2.10. The Company. The Company agrees not to give effect to any action by any holder of Shares or any other Person which is in contravention of this
Section 2.

      2.11. Period. The foregoing provisions of this Section 2 shall expire on the earliest of (i) a Qualified Public Offering and (ii) the last date permitted by law.

3. "TAG ALONG" AND "DRAG ALONG" RIGHTS.

      3.1. Tag Along. No holder of Stolberg Shares or Series C Shares (each such holder, a "Prospective Selling Investor") shall Transfer for value (a "Sale") any such Shares to a Prospective Buyer except in compliance with this Section
3.1. Any attempted Transfer of Shares not in compliance with this Section 3 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

            3.1.1. Notice. A written notice (the "Tag Along Notice") shall be furnished by the Prospective Selling Investor to each other holder of Shares (each, a "Tag Along Holder") at least ten business days prior to such Transfer. The Tag Along Notice shall include:

                  (a) The material terms of the proposed Sale insofar as it
            relates to the sale of Shares, including the number of Shares to be purchased from the Prospective Selling Investor, the percentage of the total number of Shares originally issued to the Prospective Selling Investor which such number of Shares constitutes (the "Tag Along Sale Percentage"), the maximum and


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            minimum per share purchase price and the name and address of the
            Prospective Buyer; and

                  (b) An invitation to each Tag Along Holder to make an offer to include in the proposed Sale to the Prospective Buyer an additional number of Shares (not in any event to exceed the Tag Along Sale Percentage of the total number of Shares held by such Tag Along Holder) owned by such Tag Along Holder, on the same terms and conditions subject to Section 3.5.4 in the case of Options, with respect to each Share Sold, as the Prospective Selling Investor shall Sell its Shares.

            3.1.2. Exercise. Within ten business days after the effectiveness of the Tag Along Notice, each Tag Along Holder desiring to make an offer to include Shares in the proposed Sale (each a "Participating Seller" and, together with the Prospective Selling Investor, collectively, the "Tag Along Sellers") shall send a written offer (the "Tag Along Offer") to the Prospective Selling Investor specifying the number of Shares (not in any event to exceed the Tag Along Sale Percentage of the total number of Shares held by such Participating Seller) which such Participating Seller desires to have included in the proposed Sale. Each Tag Along Holder who does not accept the Prospective Selling Investor's invitation to make an offer to include Shares in the proposed Sale shall be deemed to have waived all of its rights with respect to such Sale, and the Tag Along Sellers shall thereafter be free to Sell to the Prospective Buyer, at a per share price no greater than the maximum per share price set forth in the Tag Along Notice and on other principal terms which are not materially more favorable to the Tag Along Sellers than those set forth in the Tag Along Notice, without any further obligation to such non-accepting Tag Along Holder.

            3.1.3. Irrevocable Offer. The offer of each Participating Seller contained in its Tag Along Offer shall be irrevocable, and, to the extent such offer is accepted, such Participating Seller shall be bound and obligated to Sell in the proposed Sale on the same terms and conditions, with respect to each Share Sold (subject to Section 3.5.4 in the case of Options), as the Prospective Selling Investor, up to such number of Shares as such Participating Seller shall have specified in its Tag Along Offer; provided, however, that if the principal terms of the proposed Sale change with the result that the per share price shall be less than the minimum per share price set forth in the Tag Along Notice or the other principal terms shall be materially less favorable to the Tag Along Sellers than those set forth in the Tag Along Notice, each Participating Seller shall be permitted to withdraw the offer contained in its Tag Along Offer and shall be released from its obligations thereunder.

            3.1.4. Reduction of Shares Sold. The Prospective Selling Investor shall attempt to obtain the inclusion in the proposed Sale of the entire number of Shares which the Tag Along Sellers requested to have included in the Sale (as evidenced in the case of


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      the Prospective Selling Investor by the Tag Along Notice and in the case of each Participating Seller by such Participating Seller's Tag Along Offer). In the event the Prospective Selling Investor shall be unable to obtain the inclusion of such entire number of Shares in the proposed Sale, the number of Shares to be sold in the proposed Sale shall be allocated among the Tag Along Sellers in proportion, as nearly as practicable, to the respective number of Shares which each Tag Along Seller requested to be included in the proposed Sale.

            3.1.5. Additional Compliance. If (a) prior to consummation, the terms of the proposed Sale shall change with the result that the per share price to be paid in such proposed Sale shall be greater than the maximum per share price set forth in the Tag Along Notice or the other principal terms of such proposed Sale shall be materially more favorable to the Tag Along Sellers than those set forth in the Tag Along Notice, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this
      Section 3.1 separately complied with, in order to consummate such proposed Sale pursuant to this Section 3.1; provided, however, that in the case of such a separate Tag Along Notice, the applicable period to which reference is made in Sections 3.1.1 and 3.1.2 shall be five business days and (b) the Prospective Selling Investor has not completed the proposed Sale by the end of the 180th day following the date of the effectiveness of the Tag Along Notice, each Participating Seller shall be released from its obligations under its Tag Along Offer, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this Section 3.1 separately complied with, in order to consummate such proposed Sale pursuant to this
      Section 3.1, unless the failure to complete such proposed Sale resulted from any failure by any Participating Seller to comply with the terms of this Section 3.1.

            3.1.6. Excluded Transactions. Notwithstanding the foregoing, (a) holders of Stolberg Shares or Series C Shares shall not be obligated to comply with the foregoing provisions of this Section 3.1 and (b) no other holder of Shares shall have any right of participation pursuant to the terms of this Section 3.1, or otherwise, in each case, with respect to any Transfer of Shares:

                  (i) subject to the provisions of Section 9.1, by a holder of Stolberg Shares or Series C Shares to its partners or Affiliates;

                  (ii)  to the Company or its subsidiaries;

                  (iii) subject to the provisions of Section 7.4.4, in a Public
                        Offering or, after the closing of the Initial Public Offering, pursuant to Rule 144; or


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                  (iv)  in accordance with the exercise by the Series C
                        Investors, the Stolberg Investors, or the Stolberg Investors and the Bain Investors of their "drag along" rights pursuant to Section 3.2, 3.3 or 3.4 of this Agreement.

      3.2. Series C Investors Drag Along. Each holder of Shares hereby agrees, if requested by the Majority Series C Investors at any time following the third anniversary of the date of the Closing hereunder, to Sell a specified percentage (the "Drag Along Sale Percentage") of such Shares, directly or indirectly, to a Prospective Buyer in the manner and on the terms set forth in this Section 3.2 in connection with the Sale by one or more holders of Series C Shares (each such holder, a "Prospective Selling Investor") of the Drag Along Sale Percentage of the total number of Series C Shares held by all holders of Series C Shares to the Prospective Buyer.

            3.2.1. Exercise. If the Majority Series C Investors elect to exercise their rights under this Section 3.2, the Prospective Selling Investors shall furnish a written notice (the "Drag Along Notice") to each other holder of Shares and to the Company. The Drag Along Notice shall set forth the material terms of the proposed Sale insofar as it relates to the sale of Shares including the number of Shares to be acquired from the Prospective Selling Investors, the Drag Along Sale Percentage, the per share consideration to be received in the proposed Sale and the name, address and any Affiliate relationship to the Series C Investors of the Prospective Buyer. If the Prospective Selling Investors consummate the proposed Sale to which reference is made in the Drag Along Notice, each other holder of Shares (each a "Participating Seller", and, together with the Prospective Selling Investors, collectively, the "Drag Along Sellers") shall be bound and obligated to Sell the Drag Along Sale Percentage of its Shares in the proposed Sale on the same terms and conditions, with respect to each Share Sold (subject to Section 3.5.4 in the case of Options), as the Prospective Selling Investors shall Sell each Series C Share in the Sale (subject to Section 3.5.4 in the case of Options). If at the end of the 180th day following the date of the effectiveness of the Drag Along Notice the Prospective Selling Investors have not completed the proposed Sale, each Participating Seller shall be released from its obligation under the Drag Along Notice, the Drag Along Notice shall be null and void, and it shall be necessary for a separate Drag Along Notice to be furnished and the terms and provisions of this Section 3.2 separately complied with, in order to consummate such proposed Sale pursuant to this Section 3.2.

            3.2.2. Appraisal Process. In the case of a proposed Sale pursuant to
      Section 3.2 to a Prospective Buyer which is an Affiliate of a Series C Investor, such proposed Sale shall not be effected pursuant to the provisions of Section 3.2 unless the Appraisal Process is followed.

      3.3. Stolberg Investors Drag Along. Each holder of Shares hereby agrees, if requested by the Majority Stolberg Investors on or after April 1, 2004 and if at the time of such request


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the Stolberg Investors own at least 33 1/3% of the Equivalent Shares, to Sell a specified percentage (the "Drag Along Sale Percentage") of such Shares, directly or indirectly, to a Prospective Buyer in the manner and on the terms set forth in this Section 3.3 in connection with the Sale by one or more holders of Stolberg Shares (each such holder of Stolberg Shares, a "Prospective Selling Investor") of the Drag Along Sale Percentage of the total number of Shares held by all holders of Stolberg Shares to the Prospective Buyer.

            3.3.1. Exercise. If the Majority Stolberg Investors elect to exercise their rights under this Section 3.3, the Prospective Selling Investors shall furnish a written notice (the "Drag Along Notice") to each other holder of Shares and to the Company. The Drag Along Notice shall set forth the material terms of the proposed Sale insofar as it relates to the sale of Shares including the number of Shares to be acquired from the Prospective Selling Investors, the Drag Along Sale Percentage, the per share consideration to be received in the proposed Sale and the name, address and any Affiliate relationship to the Stolberg Investors of the Prospective Buyer. If the Prospective Selling Investors consummate the proposed Sale to which reference is made in the Drag Along Notice, each other holder of Shares (each a "Participating Seller", and, together with the Prospective Selling Investors, collectively, the "Drag Along Sellers") shall be bound and obligated to Sell the Drag Along Sale Percentage of its Shares in the proposed Sale on the same terms and conditions, with respect to each Share Sold (subject to Section 3.5.4 in the case of Options), as the Prospective Selling Investors shall Sell each Share in the Sale (subject to Section 3.5.4 in the case of Options). If at the end of the 180th day following the date of the effectiveness of the Drag Along Notice the Prospective Selling Investors have not completed the proposed Sale, each Participating Seller shall be released from its obligation under the Drag Along Notice, the Drag Along Notice shall be null and void, and it shall be necessary for a separate Drag Along Notice to be furnished and the terms and provisions of this Section 3.3 separately complied with, in order to consummate such proposed Sale pursuant to this Section 3.3.

            3.3.2. Appraisal Process. In the case of a proposed Sale pursuant to
      Section 3.3 to a Prospective Buyer which is an Affiliate of a Stolberg Investor, such proposed Sale shall not be effected pursuant to the provisions of Section 3.3 unless the Appraisal Process is followed.

      3.4. Stolberg Investors and Bain Investors Drag Along. If (i) the Majority Stolberg Investors or their Affiliates and (ii) the Majority Bain Investors, acting together, either with or without any other holders of Shares (each such holder, together with such Majority Stolberg Investors and such Majority Bain Investors, a "Prospective Selling Investor"), propose to Transfer a specified percentage (the "Drag Alone Sale Percentage") of the total number of Shares held by such Prospective Selling Investors to a Prospective Buyer, then each holder of Shares hereby agrees, if requested by the Majority Stolberg Investors and the Majority Bain Investors, to Sell the Drag Along Sale Percentage of such Shares, directly or indirectly, to such


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Prospective Buyer in the manner and on the terms set forth in this Section 3.4 in connection with the Sale by the Prospective Selling Investors of the Drag Along Sale Percentage of the total number of Shares held such Prospective Selling Investors to the Prospective Buyer.

            3.4.1. Exercise. If the Majority Stolberg Investors and the Majority Bain Investors elect to exercise their rights under this Section 3.4, the Prospective Selling Investors shall furnish a written notice (the "Drag Along Notice") to each other holder of Shares. The Drag Along Notice shall set forth the material terms of the proposed Sale insofar as it relates to the sale of Shares including the number of Shares to be acquired from the Prospective Selling Investors, the Drag Along Sale Percentage, the per share consideration to be received in the proposed Sale and the name, address and any Affiliate relationship to the Bain Investors or the Stolberg Investors of the Prospective Buyer. If the Prospective Selling Investors consummate the proposed Sale to which reference is made in the Drag Along Notice, each other holder of Shares (each a "Participating Seller", and, together with the Prospective Selling Investors, collectively, the "Drag Along Sellers") shall be bound and obligated to Sell the Drag Along Sale Percentage of its Shares in the proposed Sale on the same terms and conditions, with respect to each Share Sold (subject to Section 3.5.4 in the case of Options), as the Prospective Selling Investors shall Sell their Shares in the Sale (subject to Section 3.5.4 in the case of Options). If at the end of the 180th day following the date of the effectiveness of the Drag Along Notice the Prospective Selling Investors have not completed the proposed Sale, each Participating Seller shall be released from its obligation under the Drag Along Notice, the Drag Along Notice shall be null and void, and it shall be necessary for a separate Drag Along Notice to be furnished and the terms and provisions of this Section 3.4 separately complied with, in order to consummate such proposed Sale pursuant to this Section 3.4.

            3.4.2. Appraisal Process. In the case of a proposed Sale pursuant to
      Section 3.4 to a Prospective Buyer which is an Affiliate of a Stolberg Investor or a Bain Investor, such proposed Sale shall not be effected pursuant to the provisions of Section 3.4 unless the Appraisal Process is followed.

      3.5. Miscellaneous. The following provisions shall be applied to any prospective Sale to which Section 3.1, 3.2, 3.3 or 3.4 applies:

            3.5.1. Certain Legal Requirements. In the event the consideration to be paid in exchange for Shares in a proposed Sale pursuant to Section 3.1, 3.2, 3.3 or 3.4 includes any securities, and the receipt thereof by a Participating Seller would require under applicable law (a) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (b) the provision to any Tag Along Seller or Drag Along Seller of any information regarding such securities or the issuer thereof that would not be required to be provided to the Prospective Selling Investors, and the Prospective Selling Investors determine not to have the issuer


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      register or qualify such securities or person or have the issuer provide such information, as the case may be, then in lieu of the receipt of securities in the proposed Sale, against surrender of the Shares (in accordance with Section 3.5.6 hereof) which are to be Sold by such Participating Seller to the Prospective Buyer in the proposed Sale, the Prospective Selling Investors shall, contemporaneously with such Sale, cause to be paid to the Participating Seller an amount in cash equal to the Fair Market Value of such Shares as of the date of the issuance of securities in exchange for Shares.

            3.5.2. Further Assurances. Each Participating Seller, whether in its capacity as a Participating Seller, stockholder, officer or director of the Company, or otherwise, shall take or cause to be taken all such actions as may be necessary or reasonably desirable in order expeditiously to consummate each Sale pursuant to Section 3.1, 3.2, 3.3 or 3.4 and any related transactions, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Prospective Selling Investors and the Prospective Buyer; provided, however, that Participating Sellers shall be obligated to become liable in respect of any representations, warranties, covenants, indemnities or otherwise to the Prospective Buyer solely to the extent provided in the immediately following sentence. Without limiting the generality of the foregoing, each Participating Seller agrees to execute and deliver such agreements as may be reasonably specified by the Prospective Selling Investors, to which such Prospective Selling Investors will also be party, including, without limitation, agreements to (a) make individual representations, warranties, covenants and other agreements as to the unencumbered title to its Shares and the power, authority and legal right to Transfer such Shares and the absence of any Adverse Claim with respect to such Shares and (b) be liable (whether by purchase price adjustment, indemnity payments or otherwise) in respect of representations, warranties, covenants and agreements in respect of the Company and its subsidiaries; provided, however, that, except with respect to individual representations, warranties, covenants, indemnities and other agreements of Participating Sellers of the type described in clause (a) above, the aggregate amount of such liability shall not exceed the lesser of (i) such Participating Seller's pro rata portion of any such liability, to be determined in accordance with such Participating Seller's portion of the total number of Shares included in such Sale or (ii) the proceeds to such Participating Seller in connection with such Sale.

            3.5.3. Sale Process. The Prospective Selling Investors shall, in their sole discretion, decide whether or not to pursue, consummate, postpone or abandon any proposed Sale and the terms and conditions thereof. No Prospective Selling Investor or any Affiliate of any Prospective Selling Investor shall have any liability to any other holder of Shares arising from, relating to or in connection with the pursuit, consummation, postponement, abandonment or terms and conditions of any proposed


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      Sale except to the extent such Prospective Selling Investor shall have failed to comply with the provisions of this Section 3.

            3.5.4. Treatment of Options. If any Participating Seller shall Sell Options in any Sale pursuant to Section 3.1, 3.2, 3.3 or 3.4, such Participating Seller shall receive in exchange for such Options consideration equal to the amount (if greater than zero) determined by multiplying (a) the purchase price per share of Common Stock received by the Prospective Selling Investors in such Sale less the exercise price per share of such Option by (b) the number of shares of Common Stock issuable upon exercise of such Option (to the extent exercisable at the time of such Sale), subject to reduction for any tax or other amounts required to be withheld under applicable law.

            3.5.5. Expenses. All reasonable costs and expenses incurred by the Prospective Selling Investors or the Company in connection with any proposed Sale pursuant to this Section 3 (whether or not consummated), including without limitation all attorneys fees and expenses, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company. The reasonable fees and expenses of a single legal counsel representing any or all of the other Tag Along Sellers or Drag Along Sellers in connection with any proposed Sale pursuant to this Section 3 (whether or not consummated) shall be paid by the Company. Any other costs and expenses incurred by or on behalf of any or all of the other Tag Along Seller or Drag Along Seller in connection with any proposed Sale pursuant to this
      Section 3 (whether or not consummated) shall be borne by such Tag Along Seller(s) or Drag Along Seller(s).

            3.5.6. Closing. The closing of a Sale pursuant to Section 3.1, 3.2,
      3.3 or 3.4 shall take place at such time and place as the Prospective Selling Investors shall specify by notice to each Participating Seller. At the closing of any Sale under this Section 3, each Participating Seller shall deliver the certificates evidencing the Shares to be Sold by such Participating Seller, duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed, free and clear of any liens or encumbrances, with any stock (or equivalent) transfer tax stamps affixed, against delivery of the applicable consideration.

      3.6. Initiation of Sale of Company or Subsidiaries. Any other provision of this Agreement to the contrary notwithstanding, the Majority Series C Investors shall have the right at any time following the fourth anniversary of the date of the Closing hereunder to control the initiation of the sale of all or substantially all of the assets of the Company or the merger of the Company with another Person (a "Liquidity Event") and to control the timing and terms of any Liquidity Event initiated by the Majority Series C Investors; provided, however, that such Liquidity Event shall be subject, in the case of a sale of Shares, to the applicable provisions of this Section 3.

      3.7. Period. The provisions of this Section 3 shall expire on the earlier of (a) a Change of Control or (b) the closing of a Qualified Public Offering.

4. TRANSFER RIGHTS.

      4.1. Transfer Restrictions. No holder of Minority Shares shall Transfer any such Shares to any Person except in the manner and on the terms set forth in this Section 4. Any attempted Transfer of Shares not permitted by this Section 4 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

            4.1.1. Right of First Refusal. Except as may be permitted under
      Section 4.2, or under any other provision of this Agreement, if a Minority Stockholder or any of its Permitted Transferees shall at any time propose to Transfer all or any portion of its Shares (a "Minority Sale"), or is to be divested of its interest in all or a portion of its Shares though seizure or sale by legal process or any Transfer through operation of law, such Minority Stockholder or Permitted Transferee (the "Minority Transferor") shall notify the Board and shall first offer such Shares for sale in writing to the Company. Such written offer (the "Offer") shall state the number and type of Shares to be Transferred, the name and address of the proposed transferee, and the terms, conditions and third party price of the proposed Transfer.

            Upon receipt of such Offer, the Company (and if a right to purchase is granted to the Stolberg Investors and the Bain Investors pursuant to
      Section 4.1.2.2, the Stolberg Investors and the Bain Investors) shall have the following rights and options:

                  4.1.1.1. In the case of a proposed Minority Sale, the Company
            (and the Stolberg Investors and the Bain Investors, if applicable) may purchase the Shares set forth in the Offer at the purchase price and upon such terms and conditions as follows:

                        (a) The purchase price for the Shares offered for sale
                  will be the lesser of (x) the purchase price proposed by the third party as described in the Offer, and (y) an amount equal to 100% of the Contract Price (provided, however, that the purchasing party may, at its option, elect to forego determination of the Contract Price and set the purchase price at the third party offer price); and

                        (b) If the purchase price is that proposed by the third
                  party, the terms of payment shall be as proposed by the third party (except that if the purchasing party elects to pay the lesser of the third party sale price or the Contract Price, the "date of purchase" may be deferred until a date which will be no later than 20 days after determination of the Contract Price); and

                        (c) If the purchase price is the Contract Price, the
                  terms of payment shall be the Contract Terms.

                  4.1.1.2. If the Minority Transferor is to be divested of its interest in said Shares through seizure or sale by legal process or by any Transfer through operation of law, including without limitation, a Transfer in connection with a judgment lien or a proceeding under the Bankruptcy Code, the purchase price of the Shares shall be an amount equal to the Contract Price and the terms of payment shall be the Contract Terms.

            4.1.2. Acceptance of Offer.

                  4.1.2.1. The Company may, by majority vote of the Board,
            accept the Offer as to all or any portion of the Shares proposed to be Transferred, by giving written notice of such acceptance to the Minority Transferor within 15 days after the making of the Offer.

                  4.1.2.2. In the event the Company does not exercise its option to purchase all of the Shares being offered for sale, and the Board by majority vote agrees that the Offer shall be extended to the Stolberg Investors and the Bain Investors, the Board shall provide a copy of the Offer to the Stolberg Investors and the Bain Investors, and the Stolberg Investors and the Bain Investors may purchase the Shares not being purchased by the Company in accordance with the following procedure:

                        (a) The Stolberg Investors and the Bain Investors may
                  purchase all or any portion of the Shares not being purchased by the Company by giving written notice of such acceptance to the Minority Transferor, with a copy to the Company, within 15 days after the expiration of the Company's option. A Stolberg Investor or a Bain Investor that timely submits a notice of acceptance hereunder will be conclusively deemed to have exercised its option to purchase its pro rata portion of the Shares offered for sale hereunder or, if less, the number of Shares specified by such Stolberg Investor or Bain Investor in its notice of acceptance or, if any one or more of the other Bain Investors or Stolberg Investors does not exercise its option to purchase its entire pro rata portion of the Shares, such greater number of Shares as specified by such Stolberg Investor or Bain Investor in its notice of acceptance.

                        (b) The Shares which are available for purchase by the
                  Stolberg Investors and the Bain Investors hereunder will be allocated among the Stolberg Investors and the Bain Investors that have timely submitted notices of acceptance proportionately, i.e., each such Stolberg Investor or Bain Investor shall be allocated that number of Shares which is calculated by multiplying the total number of available Shares by a fraction, the numerator of which is the number of Shares owned by such Stolberg Investor or Bain Investor and its Permitted Transferees, and the denominator of which is the total number of Shares owned by all Stolberg Investors and Bain Investors (and their Permitted Transferees) that have timely submitted notices of acceptance hereunder (or, if less, such Stolberg Investor or Bain Investor shall be allocated the number of Shares specified by such Stolberg Investor or Bain Investor in its notice of acceptance).

            4.1.3. Disposition to Third Party. If the Offer is not accepted by the Company and/or the Stolberg Investors or the Bain Investors (if applicable) with respect to all of the Shares offered for sale, then none of the acceptances under Section 4.1.2 shall be effective and the Minority Transferor shall have the right to Transfer all (but not less than all) of its Shares subject to the Offer to the third party designated in the Offer, on the same terms, conditions and price specified in the Offer; provided, however, that such Transfer is made within 30 days after the last date on which an Offer may be accepted under Section 4.1.2 and provided, further, that the transferee agrees in writing to be bound by this Agreement (other than the provisions of Section 5 hereof) to the same extent as if such transferee had originally been a Minority Stockholder hereunder. In the event of a Transfer to such third party in accordance with this Section 4.1.3, the Company, the Stolberg Investors and the Bain Investors shall provide the Minority Transferor with such documents and instruments as may be reasonably necessary to permit the Transfer free of the right of first refusal options granted to the Company, the Stolberg Investors and the Bain Investors as set forth in this Section 4.1.

            4.1.4. Failure of Sale. If neither the Company, the Stolberg Investors, the Bain Investors nor the third party purchases all of the Shares offered for sale within the periods provided in Sections 4.1.2 and 4.1.3, such Shares shall continue to be subject to the restrictions of this Agreement.

            4.1.5. Remedy for Violation. Upon any voluntary Transfer of Shares by a Minority Stockholder or any of its Permitted Transferees in violation of any of the provisions of this Agreement, the Company, the Stolberg Investors and the Bain Investors shall have, in addition to such other remedies and damages as may be available to them under applicable law, the right and option to purchase all or any of such Shares from the holder or holders thereof at a price equal to 90% of the price that would otherwise have been applicable if the Minority Stockholder had complied with the terms hereof and the terms of payment shall be the Contract Terms. Such option shall be exercisable in the manner and in accordance with the procedures set forth in Sections 4.1.1 through 4.1.3, provided that, for purposes of applying such procedures, the date of discovery of such violation shall be deemed to be the date on which the Offer is made.

            4.1.6. Sale Involving Non-Cash Consideration. In the case of a Minority Sale in which the prospective purchaser's terms include consideration other than cash or deferred payments, the Offer by the Minority Transferor shall set forth as the proposed third party sale price an equivalent value cash price; provided, however, that the Board may in good faith dispute the equivalent value cash price set forth in the Offer by providing a notice in writing ("Notice of Dispute") to the Minority Transferor within five days of the giving of the Offer. In the event of such dispute, a determination of the equivalent value cash price shall be made as soon as practicable after delivery of the Offer by an Appraiser mutually agreeable to the Minority Transferor and the Board. If the Minority Transferor and the Board are unable to select an Appraiser by mutual agreement within five days following the date the Notice of Dispute is provided, the Board and the Minority Transferor shall each select an Appraiser, and the two Appraisers so selected shall select the Appraiser who shall determine the equivalent value cash price for purposes hereof. The Minority Transferor shall bear one-half of the cost of any appraisal required hereunder and the Company shall bear the balance of the cost of such appraisal. The equivalent value cash price determined by the Appraiser finally selected hereunder shall be binding and conclusive on the parties, and the Offer shall be deemed to have been made as of the date such determination of the equivalent value cash price is final.

      4.2. Transfers of Minority Shares. Notwithstanding anything to the contrary in Section 4.1, any holder of Minority Shares may Transfer any or all of the Minority Shares held by such holder as set forth below:

            4.2.1. Company. Any holder of Minority Shares may, at any time during his lifetime, voluntarily Transfer any or all of such Minority Shares, with the Board's prior written approval, to the Company or any subsidiary of the Company.

            4.2.2. Bain Investors and Stolberg Investors. Any holder of Minority Shares may Transfer any or all of such Minority Shares to the Bain Investors and the Stolberg Investors, provided that (a) such Minority Shares to be Transferred are offered to both the Bain Investors and the Stolberg Investors and (b) if both the Bain Investors and the Stolberg Investors agree to accept such Minority Shares, then such Minority Shares shall be allocated between the Bain Investors and the Stolberg Investors in proportion to the number of Shares then held by the Bain Investors and the Stolberg Investors.

            4.2.3. Members of Immediate Family. Subject to the provisions of
      Section 9, with the prior written approval of the Board which shall not be unreasonably withheld, any holder of Minority Shares may Transfer any or all of such Minority Shares to a Member of the Immediate Family of such holder.

            4.2.4. Partners; Affiliates. Subject to the provisions of Section 9, with the prior written approval of the Board which shall not be unreasonably withheld, any holder of Minority Shares that is not a natural person may Transfer any or all of such Minority Shares to a partner or Affiliate of such holder.

            4.2.5. Calls. Any holder of Minority Shares may Transfer any or all of such Minority Shares in accordance with the provisions, terms and conditions of Section 5 hereof.

            4.2.6. Tag Alongs, Drag Alongs, etc. Any holder of Minority Shares may Transfer any or all of such Minority Shares in accordance with the provisions, terms and conditions of Section 3 hereof.

            4.2.7. Public. Subject to the provisions of Section 7.4.4, any holder of Minority Shares may Transfer any or all of such Minority Shares in a Public Offering or, after the closing of an Initial Public Offering, pursuant to Rule 144.

Any attempted Transfer of Minority Shares not in compliance with this Section 4 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

      4.3. Period. The foregoing provisions of this Section 4 shall expire upon the earlier of (a) a Change of Control and (b) the closing of a Qualified Public Offering.

5. PURCHASES OF MINORITY SHARES.

      5.1. Purchases Upon Termination of Employment. In the event the employment of a Minority Stockholder with the Company terminates for any reason whatsoever, whether such termination is voluntary or involuntary and whether it is with or without Cause, the following shall apply:

            5.1.1. In the event the employment of the Minority Stockholder is terminated by the Company by reason of Disability or terminates by reason of death, the Company shall purchase all Shares owned by the Minority Stockholder and his Permitted Transferees, and such holders shall sell all such Shares to the Company, at a price equal to the Contract Price and on the Contract Terms.

            5.1.2. In the event the Minority Stockholder voluntarily terminates his employment with the Company, or the Company terminates his employment other than by reason of Disability (and whether with or without Cause), the Company shall have the right and option, exercisable by written notice to the terminated Minority Stockholder at any time within four months following the effective date of termination of employment, to purchase all (but not less than all except as set forth in Section 5.2) Shares then owned by the terminated Minority Stockholder and his Permitted Transferees at a price equal to (i) the Base Price thereof, in the event of termination of employment with Cause, or (ii) the Contract Price, in the event of termination of employment without Cause or in the event of voluntary termination of employment. The terms of payment shall be the Contract Terms. If the Company does not timely exercise its option hereunder or cannot exercise any purchase under Section 5.1.1 or
      5.1.2 as described in Section 5.2, the Stolberg Investors and the Bain Investors shall have the right and option, exercisable by giving written notice to the terminated Minority Stockholder within 30 days following expiration of the Company's option hereunder, to purchase all Shares then owned by the Minority Stockholder and his Permitted Transferees at the same price and on the same terms of payment as would have been applicable had the Company timely exercised its option to purchase such Shares. Such Shares shall be allocated among the Stolberg Investors and the Bain Investors so electing in the manner set forth in Section 4.1.2.

            5.1.3. In the event the Minority Stockholder voluntarily terminates his employment with the Company, or the Company terminates his employment, the Minority Stockholder shall have the right and option, exercisable by written notice to the Company at any time within four months following the effective date of termination of employment, to require the Company to purchase all (but not less than all) of the Shares then owned by the terminated Minority Stockholder and his Permitted Transferees at a price equal to (i) the Base Price thereof, in the event of termination of employment with Cause, or (ii) the Contract Price, in the event of termination of employment without Cause or in the event of voluntary termination of employment. The terms of payment shall be the Contract Terms.

            5.1.4. In the event a Minority Stockholder disputes that his employment has been terminated for Cause, such dispute shall be resolved via arbitration conducted in accordance with the then current rules of the American Arbitration Association ("AAA") Upon the filing of a notice for demand for arbitration by a Minority Stockholder, the dispute shall be referred to and decided by an arbitrator appointed by the AAA in accordance with the then current rules of the AAA. Except as set forth below, each party shall bear its own costs incurred in connection with the arbitration proceeding. A party shall have the right to conduct and enforce prehearing discovery in accordance with the then current Federal Rules of Civil Procedure. Document discovery and other discovery shall be under the control of and enforceable by the arbitrator and the arbitrator shall permit and facilitate such discovery as it shall determine is appropriate under the circumstances. If the arbitrator rules against the Company, any sale and purchase of Shares owned by such terminated Minority Stockholder and his Permitted Transferees pursuant to the provisions of this Section 5 shall be at the Contract Price. In addition, if the arbitrator determines that the Company did not have a reasonable basis for concluding that the actions or inactions of the Minority Stockholder giving rise to his termination of employment constituted a basis for Cause, the arbitrator shall so state and, in such event, the Company shall be required to reimburse the Minority Stockholder for all reasonable fees and expenses incurred in connection with such arbitration hearing.

      For purposes of this Section 5.1, Shares subject to purchase and sale pursuant to the provisions of this Section 5.1 shall also include any and all Shares which could be acquired by a Minority Stockholder pursuant to any outstanding vested options and/or warrants held by such Minority Stockholder as of the date of such purchase.

      5.2. Inability to Purchase. Notwithstanding the provisions of this Section 5, if the Company is the purchaser and it shall not have authority to permit it to lawfully, purchase all of the Shares which are subject to purchase under Sections 5.1.1, 5.1.2 and 5.1.3 hereof, or if its Senior Lenders shall prohibit the cash payment described in clause (b) of the definition of Contract Terms at such time, then (i) the Company shall not be deemed to be in breach or violation hereof as a result thereof, (ii) the Minority Stockholder shall not be required to sell his Shares to the Company at that time, and (iii) the rights of the Minority Stockholder and the Company to demand purchase and sale of Shares held by such Minority Stockholder and his Permitted Transferees shall be deferred until such time as the Company shall legally be able to purchase such Shares or the Senior Lenders agree that such purchase may be made. The Company shall promptly give notice to the Minority Stockholder once it is legally able to purchase such Shares or the Senior Lenders agree to the cash payment (the "Waiver of Deferral Notice") and the purchase and sale obligations set forth in
Section 5.1.1 and the four month period in which the Minority Stockholder and the Company have the option to exercise put and call rights as described in this
Section 5 shall begin running from the date of such notice. In the event of any Transfers of Shares held by the Minority Stockholder and/or his Permitted Transferees in accordance with this Agreement prior to the Waiver of Deferral Notice, the reinstated put and call options described herein shall not apply to such Transferred Shares. Notwithstanding the foregoing, if the seller shall so request, the Company shall purchase as many of the Shares involved as it legally shall be able to purchase or as its Senior Lenders may permit it to purchase with the corresponding cash payment on the date the purchase is otherwise to close hereunder.

      5.3. Employment with Subsidiary. For purposes of this Section 5, a Minority Stockholder's employment with any subsidiary of the Company shall be deemed to be employment with the Company. Any termination thereof shall be deemed to be termination of such employment with the Company; provided, however, that any termination of employment with Company or any subsidiary when such employee is immediately employed by another subsidiary of the Company shall not be deemed termination for purposes here.

      5.4. Contingent Put Option. In the event the Internal Revenue Service ("IRS") determines that the transfer by any Cady Stockholder of its shares of common stock of Cady Communications, Inc. ("CCI Stock") to the Company in exchange for Preferred Stock of the

Company does not satisfy the requirements of Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"), for tax- free exchange treatment and, therefore, determines that such Cady Stockholder must recognize gain upon the exchange of CCI stock for Preferred Stock (the "Gain"), then the following shall apply:

            5.4.1. The Cady Stockholder shall have the right and option, exercisable by written notice to the Company delivered within 30 days after a final IRS determination, to require the Company to purchase that number of Shares of the Company held by such Cady Stockholder as have an aggregate Contract Price equal to the amount of federal and state capital gains taxes required to be paid by the Cady Stockholder on the Gain. For purposes hereof, an IRS determination shall be "final" if no right of appeal exists or the time allowed for appeal has expired without the Cady Stockholder appealing such determination. In the event of a sale and purchase pursuant to this Section 5.4, the purchase price for the Shares subject to the put option shall be the Contract Price and the terms of payment shall be the Contract Terms except that no promissory note shall be issued and the purchase price shall be paid in full in cash at the closing of the purchase and sale of such Shares.

            5.4.2. Notwithstanding the provisions of Section 5.4.1, if the Company's Senior Lenders shall prohibit payment by the Company with respect to the put option described herein, then the Company shall not be required to purchase any Shares pursuant to this Section 5.4.

      5.5. Period. The provisions of Section 5 (other than Section 5.4) shall expire on the closing of a Qualified Public Offering.

6. PREEMPTIVE RIGHTS. The Company shall not issue or sell any shares of any of its capital stock or any securities convertible into or exchangeable for any shares of its capital stock, issue or grant any options or warrants for the purchase of, or enter into any agreements providing for the issuance (contingent or otherwise) of, any of its capital stock or any stock or securities convertible into or exchangeable for any shares of its capital stock, in each case, to any Person (each an "Issuance" of "Subject Securities"), except in compliance with the provisions of this Section 6.

      6.1. Right of Participation.

            6.1.1. Offer. Not fewer than 15 days prior to the consummation of the Issuance, a notice (the "Participation Notice") shall be furnished by the Company to each of the Bain Investors, the Stolberg Investors, Clifford D. Williams, Paul D. Cady, Daniel P. Cady, David G. Cady and Kim Cady, Susan E. Rivera and Thomas Rivera, and Steve M. Simon (the "Participation Offerees"). The Participation Notice shall include:

                  (a) The principal terms of the proposed Issuance, including, without limitation, the amount and kind of Subject Securities to be included in the Issuance, the number of Equivalent Shares represented by such Subject Securities (if applicable), the percentage of the total number of Equivalent Shares outstanding as of immediately prior to giving effect to such Issuance which the number of Equivalent Shares held by such Participation Offeree constitutes (the "Participation Portion"), the maximum and minimum price (including, without limitation, if applicable, the maximum and minimum Price Per Equivalent Share) per unit of the Subject Securities, which maximum price shall be no greater than the lesser of $1.00 or five percent above the minimum price, and the name and address of the Person to whom the Subject Securities will be Issued (the "Prospective Subscriber"); and

                  (b) An offer by the Company to Issue, at the option of each
            Participation Offeree, to such Participation Offeree such portion of the Subject Securities to be included in the Issuance as may be requested by such Participation Offeree (not to exceed the Participation Portion of the total amount of Subject Securities to be included in the Issuance), on the same economic terms and conditions, with respect to each unit of Subject Securities issued to the Participation Offerees, as each of the Prospective Subscribers shall be Issued units of Subject Securities.

            6.1.2. Exercise.

                  6.1.2.1. General. Each Participation Offeree desiring to
            accept the offer contained in the Participation Notice shall send a written commitment to the Company within 15 days after the effectiveness of the Participation Notice specifying the amount of Subject Securities (not in any event to exceed its Participation Portion of the total amount of Subject Securities to be included in the Issuance) which such Participation Offeree desires to be issued (each a "Participating Buyer"). Each Participation Offeree who has not so accepted such offer shall be deemed to have waived all of its rights with respect to the Issuance, and the Company shall thereafter be free to Issue Subject Securities in the Issuance to the Prospective Subscriber and any Participating Buyers, at a price no less than the minimum price set forth in the Participation Notice and on other principal terms not substantially more favorable to the Prospective Subscriber than those set forth in the Participation Notice, without any further obligation to such non-accepting Participation Offerees. If, prior to consummation, the terms of such proposed Issuance shall change with the result that the price shall be less than the minimum price set forth in the Participation Notice or the other principal terms shall be substantially more favorable to the Prospective Subscriber than those set forth in the Participation Notice, it shall be necessary for a separate Participation Notice to be furnished, and the terms and provisions of this Section 6.1 separately complied with, in order to consummate such Issuance pursuant to this Section 6.1.

                  6.1.2.2. Irrevocable Acceptance. The acceptance of each
            Participating Buyer shall be irrevocable except as hereinafter provided, and each such Participating Buyer shall be bound and obligated to acquire in the Issuance on the same terms and conditions, with respect to each unit of Subject Securities Issued, as the Prospective Subscriber, such amount of Subject Securities as such Participating Buyer shall have specified in such Participating Buyer's written commitment.

                  6.1.2.3. Time Limitation. If at the end of the 180th day
            following the date of the effectiveness of the Participation Notice the Company has not completed the Issuance (for any reason other than the failure by any Participating Buyer to pay the applicable purchase price), each Participating Buyer shall be released from its obligations under the written commitment, the Participation Notice shall be null and void, and it shall be necessary for a separate Participation Notice to be furnished, and the terms and provisions of this Section 6.1 separately complied with, in order to consummate such Issuance pursuant to this Section 6.1.

            6.1.3. Other Securities. The Company may condition the participation of the Participation Offerees in an Issuance upon the purchase by such Participation Offerees of any securities (including, without limitation, debt securities) other than Subject Securities ("Other Securities") in the event that the participation of the Prospective Subscriber in such Issuance is so conditioned. In such case, each Participating Buyer shall acquire in the Issuance, together with the Subject Securities to be acquired by it, Other Securities in the same proportion to the Subject Securities to be acquired by it as the proportion of Other Securities to Subject Securities being acquired by the Prospective Subscriber in the Issuance, on the same terms and conditions, as to each unit of Subject Securities and Other Securities issued to the Participating Buyers, as the Prospective Subscriber shall be issued units of Subject Securities and Other Securities.

            6.1.4. Certain Legal Requirements. In the event that the participation in the Issuance by a Participation Offeree as a Participating Buyer would require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Sale of any information regarding the Company or the securities that would not be required to be provided to Bain or either of the Stolberg Investors, then such holder of Shares shall not have the right to participate in the Issuance. Without limiting the generality of the foregoing, it is understood and agreed that the Company shall not be under any obligation to effect a registration of such securities under the Securities Act or similar state statutes.

            6.1.5. Further Assurances. Each Participation Offeree and each Stockholder to whom the Shares held by such Participation Offeree were originally issued, shall, whether in its capacity as a Participating Buyer, Stockholder, officer or director of the Company, or otherwise, take or cause to be taken all such reasonable actions as may be necessary or reasonably desirable in order expeditiously to consummate each Issuance pursuant to this Section 6.1 and any related transactions, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Company and the Prospective Subscriber. Without limiting the generality of the foregoing, each such Participating Buyer and Stockholder agrees to execute and deliver such subscription and other agreements specified by the Company to which the Prospective Subscriber will be party.

            6.1.6. Expenses. All reasonable costs and expenses incurred by the Participation Offerees or the Company in connection with any proposed Issuance of Subject Securities (whether or not consummated), including without limitation all accounting fees and charges, all finders, brokerage or investment banking fees, charges or commissions, and the reasonable fees and expenses of a single legal counsel representing any or all of the Participation Offerees in connection with any proposed Issuance of Subject Securities (whether or not consummated) shall be paid by the Company.

            6.1.7. Closing. The closing of an Issuance pursuant to Section 6.1 shall take place at such time and place as the Company shall specify by notice to each Participating Buyer. At the closing of any Issuance under this Section 6.1.7, each Participating Buyer shall be delivered the notes, certificates or other instruments evidencing the Subject Securities (and, if applicable, Other Securities) to be Issued to such Participating Buyer, registered in the name of such Participating Buyer or its designated nominee, free and clear of any liens or encumbrances, with any transfer tax stamps affixed, against delivery by such Participating Buyer of the applicable consideration.

      6.2. Excluded Transactions. Notwithstanding the preceding provisions of this Section 6, the preceding provisions of this Section 6 shall not restrict:

            (a) Any Issuance of Common Stock upon the exercise or conversion of any Common Stock, Options or Convertible Securities outstanding on the date hereof or Issued after the date hereof in compliance with the provisions of this Section 6;

            (b) Any Issuance of Subject Securities in connection with the acquisition by the Company or its subsidiaries of the business, assets or stock of another entity;

            (c) Any Issuance of Subject Securities to employees, directors or consultants of the Company or its subsidiaries;

            (d) Any Issuance of Subject Securities in connection with the placement of debt;

            (e) Any Issuance of Common Stock in connection with a Public
      Offering;

            (f) The Issuance of Series C Shares to the Series C Investors at the Closing and the Subsequent Closings (as defined in the Purchase Agreement);

            (g) The Issuance of Series B Preferred upon exchange of any of (i) the Company's Series A 8% Convertible Subordinated Promissory Notes currently convertible into shares of Common Stock at a per share price of $1.8207, (ii) the Company's Series A 8% Convertible Subordinated Promissory Notes currently convertible into shares of Common Stock at a per share price of $2.0318, (iii) the Company's Series B 8% Convertible Subordinated Notes currently convertible into shares of Common Stock at a per share price of $2.0822 (collectively, all such notes, the "Notes"), or
      (iv) any interest that has or will have accrued on such converted Notes;

            (h) The Issuance of Subject Securities pursuant to the terms of the Agreement and Plan of Merger, dated as of June 22, 1998, by and among the Company, Cady Communications, Inc. and One Call Telecom, Inc.;

            (i) The Issuance of warrants or Common Stock pursuant to the terms of the Stock Purchase Warrant Agreement, dated as of July 19, 1999, by and among the Company and General Electric Capital Corporation;

            (j) The Issuance of Common Stock pursuant to the terms of the Stock Purchase Warrant Agreement, dated as of April 12, 1999, by and among the Company and Imperial Bank;

            (k) The Issuance of Series A Preferred upon exchange of shares of the Company's Class B Common Stock;

            (l) The Issuance of Common Stock by reason of a dividend, stock split, split-up or other distribution on Common Stock; or

            (m) The Issuance of other Subject Securities upon the written consent of the holders of 66 2/3% of the Shares held by the Participation Offerees (following a written notice to such Participation Offerees requesting such exclusion, which notice shall include the type of security to be issued, the number of shares of the security to be issued, and the consideration to be received by the Company for such security(ies)).

      6.3. Certain Provisions Applicable to Options. In the event that the Issuance of Subject Securities shall result in any increase in the number of shares of Common Stock issuable upon exercise of the Options, the number of shares (or Equivalent Shares, if applicable) of Subject Securities (and Other Securities, if applicable) which the holders of such Options shall be entitled to purchase pursuant to Section 6.1, if any, shall be reduced, share for share, by the amount of any such increase.

      6.4. Period. The foregoing provisions of this Section 6 shall expire on the earlier of (a) a Change of Control or (b) the closing of a Qualified Public Offering.

7. REGISTRATION RIGHTS. The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each holder of Shares will perform and comply with such of the following provisions as are applicable to such holder.

      7.1. Demand Registration Rights for Bain Shares.

            7.1.1. General. At any time after the earlier of (i) the second anniversary of the date of the Closing, or (ii) 180 days after the closing of the Initial Public Offering, one or more holders of Bain Shares representing at least 25% of the total amount of Registrable Securities into which the Bain Shares then outstanding are convertible ("Initiating Bain Investors"), by notice to the Company specifying the intended method or methods of disposition, may request that the Company effect the registration under the Securities Act for a Public Offering of at least 25% of the then outstanding Registrable Bain Securities or of Registrable Securities having an aggregate offering price of at least $5,000,000 (based upon the then current public market price or Fair Market Value of such Registrable Securities) (for purposes of this Agreement, "Registrable Bain Securities" shall mean Registrable Securities into which the Bain Shares are convertible). At any time after the Company becomes eligible to file a registration statement on Form S-3 (or any successor form relating to secondary offerings), holders of Bain Shares will have the right to require the Company to effect a registration on Form S-3 (or such successor form), of Registrable Securities having an aggregate offering price in each registration on Form S-3 in excess of $500,000 (based on the current public market price at the time the registration is requested). The Company will then use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Bain Investors together with all other Registrable Securities which the Company has been requested to register pursuant to Section 7.3 by notice delivered to the Company within 20 days after the Company has given the notice required by Section
      7.3.1 (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register.

            7.1.2. Number of Registrations; Form. The Company shall be required to effect only two registrations on Form S-1 (or any successor form) and an unlimited number of registrations on Form S-3 (or any successor form) pursuant to Section 7.1; provided, however, that the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other registration statement of the Company; provided further; that the Company shall not be required to effect more than two registrations pursuant to Section 7.1 in any 12-month period.

            7.1.3. Company Delay. If at the time of any request to register Registrable Securities pursuant to this Section 7.1, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the holders of Bain Shares may include Registrable Securities pursuant to Section 7.3 or is engaged in any other activity which, in the good faith determination of the Board, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two year period.

            7.1.4. Effective Demands. Except as provided in Section 7.1.5, no registrations of Registrable Securities which shall not have become and remained effective in accordance with the provisions of this Section 7, and no registrations of Registrable Securities pursuant to which the Initiating Bain Investors and all other holders of Registrable Bain Securities joining therein are not able to include at least 90% of the Registrable Securities which they desired to include, shall be included in the calculation of numbers of registrations contemplated by this Section 7.1.

            7.1.5. Payment of Expenses. The Company shall pay all reasonable costs and expenses incurred by the holders of Bain Shares, including the reasonable fees and expenses of a single legal counsel representing any or all of the Initiating Bain Investors, in connection with each registration of Registrable Securities requested pursuant to this Section 7.1, other than underwriting discount and commission, if any, and applicable transfer taxes, if any; provided, however, that if a registration under this
      Section 7.1 is withdrawn at the request of the Initiating Bain Investors (other than as a result of information concerning the business or financial condition of the Company which is made known to the Initiating Bain Investors after the date on which such registration was requested and other than as a result of a significant deterioration of the financial markets) and if the Initiating Bain Investors elect not to have such registration counted as a registration requested under this Section 7.1, the Initiating Bain Investors shall pay the registration expenses of such registration pro rata in accordance with the number of their Registrable Securities included in such registration.

            7.1.6. Additional Procedures. In the case of a registration pursuant to Section 7.1 hereof, whenever the holders of at least a majority of the Registrable Bain Securities to be included in the proposed registration statement in question (the "Majority Participating Investors") shall request that such registration shall be effected pursuant to an underwritten offering, the Company shall include such information in the written notices to holders of Registrable Securities referred to in
      Section 7.3. In such event, the right of any holder of Registrable Securities to have securities owned by such holder included in such registration pursuant to Section 7.1 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Majority Participating Investors and such holder). If requested by such underwriters, the Company together with the holders of Registrable Securities proposing to distribute their securities through such underwriting will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions (subject, in each case, to the limitations on such liabilities set forth in this Agreement).

      7.2. Demand Registration Rights for Stolberg Shares.

            7.2.1. General. At any time after the earlier of (i) 180 days after the closing of the Initial Public Offering or (ii) subject to the provisions of Section 7.2.7, the third anniversary of the date of the Closing, one or more holders of Stolberg Shares representing at least 25% of the total amount of Registrable Securities into which the Stolberg Shares then outstanding are convertible ("Initiating Stolberg Investors"), by notice to the Company specifying the intended method or methods of disposition, may request that the Company effect the registration under the Securities Act for a Public Offering of at least 25% of the then outstanding Registrable Stolberg Securities or of Registrable Securities having an aggregate offering price of at least $5,000,000 (based upon the then current public market price or Fair Market Value of such Registrable Securities) (for purposes of this Agreement, "Registrable Stolberg Securities" shall mean Registrable Securities into which the Stolberg Shares are convertible). At any time after the Company becomes eligible to file a registration statement on Form S-3 (or any successor form relating to secondary offerings), holders of Stolberg Shares will have the right to require the Company to effect a registration on Form S-3 (or such successor form), of Registrable Securities having an aggregate offering price in each registration on Form S-3 in excess of $500,000 (based on the current public market price at the time the registration is requested). The Company will then use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Stolberg Investors together with all other Registrable Securities which the Company has been requested to register pursuant to
      Section 7.3 by notice delivered to the Company within 20 days after the Company has given the notice required by Section 7.3.1 (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register.

            7.2.2. Number of Registrations; Form. The Company shall be required to effect only two registrations on Form S-1 (or any successor form) and an unlimited number of registrations on Form S-3 (or any successor form) pursuant to Section 7.2; provided, however, that the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other registration statement of the Company; provided further; that the Company shall not be required to effect more than two registrations pursuant to Section 7.2 in any 12-month period.

            7.2.3. Company Delay. If at the time of any request to register Registrable Securities pursuant to this Section 7.2, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the holders of Stolberg Shares may include Registrable Securities pursuant to Section 7.3 or is engaged in any other activity which, in the good faith determination of the Board, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two year period.

            7.2.4. Effective Demands. No registrations of Registrable Securities which shall not have become and remained effective in accordance with the provisions of this Section 7, and no registrations of Registrable Securities pursuant to which the Initiating Stolberg Investors and all other holders of Registrable Stolberg Securities joining therein are not able to include at least 90% of the Registrable Securities which they desired to include, shall be included in the calculation of numbers of registrations contemplated by this Section 7.2.

            7.2.5. Payment of Expenses. The Company shall pay all reasonable costs and expenses incurred by the holders of Stolberg Shares, including the reasonable fees and expenses of a single legal counsel representing any or all of the Initiating Stolberg Investors, in connection with each registration of Registrable Securities requested pursuant to this Section 7.2, other than underwriting discount and commission, if any, and applicable transfer taxes, if any; provided, however, that if a registration under this Section 7.2 is withdrawn at the request of the Initiating Stolberg Investors (other than as a result of information concerning the business or financial condition of the Company which is made known to the Initiating Stolberg Investors after the date on which such registration was requested and other than as a result of a significant deterioration of the financial markets) and if the Initiating Stolberg Investors elect not to have such registration counted as a registration requested under this Section 7.2, the Initiating Stolberg Investors shall pay the registration expenses of such registration pro rata in accordance with the number of their Registrable Securities included in such registration.

            7.2.6. Additional Procedures. In the case of a registration pursuant to Section 7.2 hereof, whenever the holders of at least a majority of the Registrable Stolberg Securities to be included in the proposed registration statement in question (the "Majority Participating Investors") shall request that such registration shall be effected pursuant to an underwritten offering, the Company shall include such information in the written notices to holders of Registrable Securities referred to in Section 7.3. In such event, the right of any holder of Registrable Securities to have securities owned by such holder included in such registration pursuant to Section 7.2 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Majority Participating Investors and such holder). If requested by such underwriters, the Company together with the holders of Registrable Securities proposing to distribute their securities through such underwriting will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions (subject, in each case, to the limitations on such liabilities set forth in this Agreement).

            7.2.7. IRR Threshold. In the case of a registration pursuant to
      Section 7.2.1 in connection with the Initial Public Offering, the Company shall not effect such registration unless the Estimated Net Offering Price Per Share (as defined below) for such offering is equal to or greater than the Target Net Offering Price Per Share. The "Estimated Net Offering Price Per Share" shall mean the average of the highest and lowest net offering prices per share in the range of estimated net offering prices per share determined by the underwriter retained in connection with such offering, which underwriter shall be selected by the Initiating Stolberg Investors with the consent of the Board and the Majority Bain Investors. Notwithstanding anything to the contrary in this Section 7.2, in the event that the final net offering price per share determined by the underwriter immediately prior to the effective date of such offering is less than 95% of the Target Net Offering Price Per Share, then the Company shall, upon the request of the Majority Bain Investors, cause such offering to be terminated.

      7.3. Piggyback Registration Rights.

            7.3.1. Piggyback Registration.

                  7.3.1.1. General. Each time the Company proposes to register any shares of Common Stock under the Securities Act on a form which would permit registration of Registrable Securities for sale to the public, for its own account and/or for the account of one or more Bain Investors or Stolberg Investors (pursuant to Section 7.1 or 7.2 or otherwise) for sale in a Public Offering, the Company will give notice to all holders of Registrable Securities of its intention to do so. Any such holder may, by written response delivered to the Company within 20 days after the effectiveness of such notice, request that all or a specified part of the Registrable Securities held by such holder be included in such registration. The Company thereupon will use its reasonable efforts to cause to be included in such registration under the Securities Act all shares of Common Stock which the Company has been so requested to register by such holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of shares of Common Stock in such Public Offering) of the Registrable Securities to be so registered. No registration of Registrable Securities effected under this Section 7.3 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 7.1 or 7.2 hereof.

                  7.3.1.2. Excluded Transactions. The Company shall not be
            obligated to effect any registration of Registrable Securities under this Section 7.3 incidental to the registration of any of its securities in connection with:

                        (a) Any Public Offering relating to employee benefit
                  plans or dividend reinvestment plans;

                        (b) Any Public Offering relating to the acquisition or
                  merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses; or

                        (c) The Initial Public Offering except as to (i)
                  Registrable Securities requested to be included in such offering by one or more of the Bain Investors and the Stolberg Investors and (ii) securities requested to be included in such offering pursuant to registration rights that exist on the date of this Agreement.

            7.3.2. Payment of Expenses. The Company shall pay all reasonable expenses of a single legal counsel representing any and all holders of Registrable Securities incurred in connection with each registration of Registrable Securities requested pursuant to this Section 7.3; provided, however, that if the Company is paying the expenses of counsel to the Initiating Bain Investors pursuant to Section 7.1.5 or counsel to the Initiating Stolberg Investors pursuant to Section 7.2.5, the Company shall not be required to pay expenses for any additional legal counsel to the holders of Registrable Securities.

            7.3.3. Additional Procedures. Holders of Shares participating in any Public Offering pursuant to this Section 7.3 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Shares in such Public Offering, including, without limitation, being parties to the underwriting agreement entered into by the Company and any other selling shareholders in connection therewith and being liable in respect of the representations and warranties by, and the other agreements (including without limitation customary selling stockholder representations, warranties, indemnifications and "lock-up" agreements) for the benefit of the underwriters; provided, however, that (a) with respect to individual representations, warranties, indemnities and agreements of sellers of Shares in such Public Offering, the aggregate amount of such liability shall not exceed such holder's net proceeds from such offering and (b) to the extent selling stockholders give further representations, warranties and indemnities, then with respect to all other representations, warranties and indemnities of sellers of shares in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (i) such holder's pro rata portion of any such liability, in accordance with such holder's portion of the total number of Shares included in the offering or (ii) such holder's net proceeds from such offering.

      7.4. Certain Other Provisions.

            7.4.1. Underwriter's Cutback. In connection with any registration of shares, the underwriter may determine that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten. Notwithstanding any contrary provision of this Section 7 and subject to the terms of this Section 7.4.1, the underwriter may limit the number of shares which would otherwise be included in such registration by excluding any or all Registrable Securities from such registration (it being understood that the number of shares which the Company seeks to have registered in such registration shall not be subject to exclusion, in whole or in part, under this Section 7.4.1). Upon receipt of notice from the underwriter of the need to reduce the number of shares to be included in the registration, the Company shall advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration shall be allocated in the following manner, unless the underwriter shall determine that marketing factors require a different allocation: shares, other than Registrable Securities, requested to be included in such registration by shareholders shall be excluded unless the right to register such shares exists on the date of this Agreement or unless the Company has, with the consent of the Majority Series C Investors, granted registration rights which are to be treated on an equal basis with Registrable Securities for the purpose of the exercise of the underwriter cutback; and, if a limitation on the number of shares is still required, the number of Registrable Securities and other shares of Common Stock that may be included in such registration shall be allocated among holders thereof in proportion, as nearly as practicable, to the respective amounts of Common Stock which each shareholder requested be registered in such registration. For purposes of any underwriter cutback, all Common Stock held by any holder of Registrable Securities which is a partnership or corporation shall also include any Common Stock held by the partners, retired partners, shareholders or affiliated entities of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and such holder and other persons shall be deemed to be a single selling holder, and any pro rata reduction with respect to such selling holder shall be based upon the aggregate amount of Common Stock owned by all entities and individuals included in such selling holder, as defined in this sentence. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Registrable Securities disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

            7.4.2. Other Actions. If and in each case when the Company is required to use its reasonable best efforts to effect a registration of any Registrable Securities as provided in this Section 7, the Company shall take appropriate and customary actions in furtherance thereof, including, without limitation: (a) promptly preparing and filing with the Commission a registration statement with respect to such Registrable Securities and using reasonable efforts to cause such registration statement to become effective; (b) preparing and filing with the Commission such amendments and supplements to such registration statement as may be required to comply with the Securities Act and to keep such registration statement effective for a period not to exceed 180 days from the date of effectiveness or such earlier time as the Registrable Securities covered by such registration statement shall have been disposed of in accordance with the intended method of distribution therefor or the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act; (c) furnishing to the holders of Registrable Securities such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them; (d) notifying each holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the majority of the holders of Registrable Securities, preparing a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (e) in the event of an underwritten public offering, entering into and performing its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering; provided, however, that each holder of Registrable Securities participating in such underwriting shall also enter into and perform its obligations under such an agreement; (f) using its reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and
      (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering; (g) using its reasonable best efforts to register or qualify such Registrable Securities under the state securities or "blue sky" laws of such jurisdictions as the holders of Registrable Securities shall reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject; (h) causing all Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, using its reasonable best efforts to secure designation of all Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, securing NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, arranging for at least two market makers to register as such with respect to such Registrable Securities with the NASD; (i) making available for inspection by any seller of Registrable Bain Securities or Registrable Stolberg Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and causing the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, in each case subject to the requirement that recipients execute appropriate confidentiality agreements; and (j) otherwise cooperating reasonably with, and take such customary actions as may reasonably be requested by the holders of Registrable Securities in connection with, such registration.

            7.4.3. Selection of Underwriters and Counsel. The underwriters to be retained in connection with any Public Offering shall be selected by the Board with the joint consent of the Majority Stolberg Investors and the Majority Bain Investors which in each case shall not be unreasonably withheld or, in the case of an offering following a request therefor under
      Section 7.1.1, the Initiating Bain Investors with the consent of the Board which shall not be unreasonably withheld or, in the case of an offering following a request therefor under Section 7.2.1, except as set forth in
      Section 7.2.7, the Initiating Stolberg Investors with the consent of the Board which shall not be unreasonably withheld. The legal counsel to be retained in connection with any Public Offering shall be selected by the Board or, in the case of an offering following a request therefor under
      Section 7.1.1, the Initiating Bain Investors or, in the case of an offering following a request therefor under Section 7.2.1, the Initiating Stolberg Investors.

            7.4.4. Lock-Up. Without the prior written consent of the underwriters managing any Public Offering, for a period beginning seven days immediately preceding and ending on the 180th day following the effective date of the registration statement used in connection with such offering, no holder of Shares (whether or not a selling shareholder pursuant to such registration statement) shall (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise Transfer, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of such Common Stock or such other securities, in cash or otherwise; provided, however, that the foregoing restrictions shall not apply to (i) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Initial Public Offering, (ii) Transfers to a Permitted Transferee of such holder in accordance with the terms of this Agreement or (iii) conversions of shares of Common Stock into other classes of Common Stock without change of holder.

      7.5. Indemnification and Contribution.

            7.5.1. Indemnities of the Company. In the event of any registration of any Registrable Securities or other debt or equity securities of the Company or any of its subsidiaries under the Securities Act pursuant to this Section 7 or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including, without limitation, reports required and other documents filed under the Exchange Act, and other documents pursuant to which any debt or equity securities of the Company or any of its subsidiaries are sold (whether or not for the account of the Company or its subsidiaries), the Company will, and hereby does, and will cause each of its subsidiaries, jointly and severally, to indemnify and hold harmless each seller of Registrable Securities, any Person who is or might be deemed to be a controlling Person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or
      Section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers, trustees, members and shareholders, and each other Person, if any, who controls any such seller or any such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a "Covered Person"), against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor any of its subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof or specifically furnished for use in the preparation thereof. The indemnities of the Company and of its subsidiaries contained in this
      Section 7.5.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

            7.5.2. Indemnities to the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this
      Section 7, each seller of Registrable Securities, severally and not jointly, shall indemnify and hold harmless the Company and any of its subsidiaries, each director of the Company or any of its subsidiaries, each officer of the Company or any of its subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each other prospective seller of such securities with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including, without limitation, reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation or specifically furnished for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other document or report. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities.

            7.5.3. Contribution. If the indemnification provided for in Section
      7.5.1 or 7.5.2 hereof is unavailable to a party that would have been entitled to indemnification pursuant to the foregoing provisions of this
      Section 7.5 (an "Indemnitee") in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 7.5.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7.5.3 shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            7.5.4. Limitation on Liability of Holders of Registrable Securities. The liability of each holder of Registrable Securities in respect of any indemnification or contribution obligation of such holder arising under this Section 7.5 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters' discounts and commissions) from the disposition of the Registrable Securities disposed of by such holder pursuant to such registration.

      7.6. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Majority Series C Investors, enter into any agreement with any holder or prospective holder of any securities of the Company relating to registration rights unless such agreement includes: (a) to the extent the agreement would allow such holder or prospective holder to include such securities in any registration filed under Section 7.1, 7.2 or 7.3 hereof, a provision that such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Bain Investors or Stolberg Investors which would otherwise be included; and (b) no provision which would allow such holder or prospective holder to make a demand registration which could result in such registration statement being declared effective prior to the earlier of the dates or events set forth in Section 7.1.1 or 7.2.1.

8. REVALUATION OF SHARE PRICES

      8.1. Look-Back by Company, etc,. Notwithstanding anything contained in this Agreement to the contrary, if (i) Shares are purchased pursuant to Section
4.1 or 5.1 from a Minority Stockholder or its Permitted Transferees (the "Subject Minority Shares") and such Minority Stockholder is or was ever an employee of the Company or any of its subsidiaries (or related to such employee or director), (ii) the purchaser of the Subject Minority Shares was the Company, any of the Stolberg Investors or any of the Bain Investors, and (iii) the purchase price paid for the Subject Minority Shares exceeded $100,000, then the Stolberg Investors, the Bain Investors and/or the Company will have the option (the "Look-Back Option"), exercisable by written notice to such Minority Stockholder at any time within the one year period following the notice of exercise of an option to sell or purchase the Subject Minority Shares pursuant to Section 4.1 or 5.1 (the date of notice of exercise of the Look-Back Option is referred to herein as the "Look-Back Date"), to require that the Contract Price of the Subject Minority Shares be redetermined as of the Look-Back Date (the "Look-Back Valuation") by the same Appraiser who determined the Contract Price of the Subject Minority Shares (or if no Appraiser was used, such Appraiser shall be chosen in the manner described in the definition of Contract Price in Section 13.2). The fees and expenses of such Appraiser shall be borne by the purchaser. If the Look-Back Option is exercised, the following shall apply:

            8.1.1. If the Look-Back Valuation is an amount which is less than 90% of the purchase price paid by the Stolberg Investors, the Bain Investors and/or the Company for the Subject Minority Shares, the purchase price paid to such Minority Stockholder and/or any of his Permitted Transferees will be reduced to an amount equal to the Look-Back Valuation. Any such reduction in the purchase price for the Subject Minority Shares shall be deducted in equal installments over the remaining term of any promissory note issued in connection with the purchase of the Subject Minority Shares and, if no such promissory note was issued and remains outstanding, such reduction shall be due and payable immediately by the Minority Stockholder and/or his Permitted Transferees to the purchaser in cash. Any amounts not paid by the Minority Stockholder and/or his Permitted Transferees when due shall either (i) bear interest at a fixed rate per annum from the due date to the date of payment at the lesser of 12% or the Prime Rate in effect as of the due date or (ii) at the option of the Stolberg Investors, the Bain Investors and/or the Company, as applicable, be paid by surrendering a number of Shares with a value based on the Look-Back Valuation equal to the amount due from the Minority Stockholders and/or his Permitted Transferees.

            8.1.2. If the Look-Back Valuation equals or exceeds 90% of the purchase price paid to such Minority Stockholder and/or his Permitted Transferees for the Subject Minority Shares, the purchase price for the Subject Minority Shares will not be changed and, in addition, the interest rate on any outstanding promissory note issued to the Minority Stockholder and/or his Permitted Transferees in connection with the purchase of such Subject Minority Shares will be increased by 100 basis points effective as of the Look-Back Date.

      8.2 Look-Back by Minority Stockholder. Notwithstanding anything contained in this Agreement to the contrary, if (i) Shares are purchased from any Minority Stockholder and/or his Permitted Transferees pursuant to Section 5.1.1 or 5.1.2 (such Shares purchased pursuant to Section 5.1.1 or 5.1.2 (specifically excluding, however, any shares of Stock purchased upon termination of such Minority Stockholder's employment for Cause) are referred to herein as the "Employee Stock"), and (ii) there is a Sale of the Company within the one year period following the date of notice of exercise of such option to purchase, such Minority Stockholder shall have the right and option, exercisable by written notice to the purchaser of the Employee Stock within 15 days after notice of such Sale has been provided to the Minority Stockholder, to require that the Contract Price for the Employee Stock be redetermined as of the date of Sale based on the consideration received in the Sale and determined as if the Employee Stock were issued and outstanding on the date of Sale. At the time notice of the Sale is provided to the Minority Stockholder, the Minority Stockholder shall also be advised of the terms, conditions and price received in connection with the Sale. The Minority Stockholder shall have the right to review those portions of the Sale documentation relating to the determination, payment and any adjustment of the consideration paid in connection with such Sale; provided, however, that such Minority Stockholder shall first agree to treat all such information as confidential information and shall sign such confidentiality agreement as may be reasonably requested with respect thereto. If the consideration in the Sale is for other than cash and the parties cannot agree on the redetermined Contract Price, such redetermined Contract Price shall be determined by the same Appraiser who originally determined the Contract Price (or, if no Appraiser was used, such Appraiser shall be chosen in the manner described in the definition of Contract Price in Section 13.2). In the event the redetermined Contract price for the Employee Stock is higher than the price paid to such Minority Stockholder and/or his Permitted Transferees for the Employee Stock, then the excess shall be paid to such Minority Stockholder and/or his Permitted Transferees on the same terms and conditions as the remaining Stockholders of the Company receive amounts payable to them in connection with the Sale. The cost of any re-appraisal shall be borne by the Minority Stockholder.

      8.3. Re-evaluation Upon Initial Public Offering Notwithstanding anything in this Agreement to the contrary, if (i) Employee Stock is purchased, and (ii) there is an Initial Public Offering of the Company within the one year period following the date of notice of exercise of the option to purchase such Employee Stock, the Company shall give written notice of the proposed Initial Public Offering to such Minority Stockholder not less than 30 days prior to the proposed effective date of such Initial Public Offering. Upon receipt of such notice, such Minority Stockholder and/or his Permitted Transferees shall each have the right and option, exercisable by written notice delivered to the Company and the purchaser of the Employee Stock within 15 days after receipt of notice of the proposed Initial Public Offering, to rescind the sale of the Employee Stock. If the Minority Stockholder and its Permitted Transferees so elect to rescind the sale of the Employee Stock, and contingent upon the effectiveness of the Initial Public Offering, the Minority Stockholder and his Permitted Transferees shall remit to the purchaser of the Employee Stock all consideration received for such Employee Stock and, upon receipt of such funds, the Minority Stockholder and/or his Permitted Transferees shall receive a return of the Employee Stock. Notwithstanding the foregoing, if a Minority Stockholder or its Permitted Transferee elects to rescind a sale of Employee Stock to a Bain Investor or a Stolberg Investor pursuant to this Section 8.3 and (i) such recision would give rise to taxable income and (ii) the Bain Investor or Stolberg Investor who is required to rescind the sale of Employee Stock so notifies the Minority Stockholder (or Permitted Transferee) electing to exercise the right of recision prior to the time of such recision, which notice shall set forth the Make-Whole Amount (as defined below), the Minority

Stockholder (or Permitted Transferee) in question shall have the option either
(a) of electing to rescind the notice of recision or (b) proceeding with the recision so long as prior to such recision the Minority Stockholder (or Permitted Transferee) in question pays to the Bain Investor or Stolberg Investor in question an amount (the "Make-Whole Amount") which after deducting all taxes payable as a result of the receipt thereof would equal the taxes on the taxable income referred to above (both such taxes to be calculated at the maximum marginal rate applicable to individuals).

9. CERTAIN ISSUANCES AND TRANSFERS, ETC. Notwithstanding any other provision of this Agreement, (a) Shares Transferred in a Public Offering or, after the Initial Public Offering, pursuant to Rule 144 shall be conclusively deemed thereafter not to be Series C Shares, Bain Shares, Stolberg Shares or Minority Shares, as applicable, under this Agreement and not to be subject to any of the provisions hereof or entitled to the benefit of any of the provisions hereof, and (b) any Shares Transferred or acquired other than as contemplated in clause
(a) shall upon such Transfer or acquisition continue to be deemed for all purposes hereof to be Series C Shares, Bain Shares, Stolberg Shares or Minority Shares, as applicable, under this Agreement and no such Transfer shall be effective unless the transferee of such Shares has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares to be received by such transferee shall remain Series C Shares, Bain Shares, Stolberg Shares or Minority Shares hereunder, as the case may be, and shall continue to be subject to all of the provisions of this Agreement and that such transferee shall be bound by and a party to this Agreement as the holder of Series C Shares, Bain Shares, Stolberg Shares or Minority Shares, as the case may be, hereunder.

10. REMEDIES.

      10.1. Generally. The Company and each holder of Shares shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company or any holder of Shares. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary injunctive relief) as may be appropriate in the circumstances.

      10.2. Deposit. Without limiting the generality of Section 10.1, if any holder of Shares fails to deliver to the purchaser thereof the certificate or certificates evidencing Shares to be Sold pursuant to Section 3 or 5 hereof, such purchaser may, at its option, in addition to all other remedies it may have, deposit the purchase price (including any promissory note constituting all or any portion thereof) for such Shares with any national bank or trust company having combined capital, surplus and undivided profits in excess of One Hundred Million Dollars ($100,000,000) (the "Escrow Agent") and the Company shall cancel on its books the certificate or certificates representing such Shares and thereupon all of such holder's rights in and to such Shares shall terminate. Thereafter, upon delivery to such purchaser by such holder of the certificate or certificates evidencing such Shares (duly endorsed, or with stock powers duly endorsed, for transfer, with signature guaranteed, free and clear of any liens or encumbrances, and with any stock transfer tax stamps affixed), such purchaser shall instruct the Escrow Agent to deliver the purchase price (without any interest from the date of the closing to the date of such delivery, any such interest to accrue to such purchaser) to such holder.

11. LEGENDS.

      11.1. Restrictive Legend. Each certificate representing Shares shall have the following legend endorsed conspicuously thereupon:

            The voting of the shares of stock represented by this certificate, and the sale, encumbrance or other disposition thereof, are subject to the provisions of a Stockholders Agreement to which the issuer and certain of its stockholders are party, a copy of which may be inspected at the principal office of the issuer or obtained from the issuer without charge.

      Any person who acquires Shares which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Shares.

      11.2. 1933 Act Legends. Each certificate representing Shares shall have the following legend endorsed conspicuously thereupon:

            The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Act"), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration under the Act covering the transfer or an opinion of counsel, satisfactory to the issuer, that registration under the Act is not required.

      11.3. Stop Transfer Instruction. The Company will instruct any transfer agent not to register the Transfer of any Shares until the conditions specified in the foregoing legends are satisfied.

      11.4. Termination of 1933 Act Legend. The requirement imposed by Section
11.2 hereof shall cease and terminate as to any particular Shares (a) when, in the opinion of Ropes & Gray, or other counsel reasonably acceptable to the Company, such legend is no longer required in order to assure compliance by the Company with the Securities Act or (b) when such Shares have been effectively registered under the Securities Act or transferred pursuant to

Rule 144. Wherever (x) such requirement shall cease and terminate as to any Shares or (y) such Shares shall be transferable under paragraph (k) of Rule 144, the holder thereof shall be entitled to receive from the Company, without expense, new certificates not bearing the legend set forth in Section 11.2 hereof.

12. AMENDMENT, TERMINATION, ETC.

      12.1. Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

      12.2. Written Modifications. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Majority Stockholders; provided, however, that:

            12.2.1. the consent of the Majority Series C Investors shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights of the holders of Series C Shares as such under this Agreement;

            12.2.2. the consent of the Majority Stolberg Investors shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights of the holders of Stolberg Shares as such under this Agreement;

            12.2.3. the consent of the holders of a majority of the Minority Shares then outstanding shall be required for (i) any amendment, modification, extension, termination or waiver of Section 3.1 which would eliminate the rights of the holders of Minority Shares to participate in a Sale under Section 3.1 or any amendment, modification, extension, termination or waiver of Section 3.1 which would disproportionately materially adversely affect the rights of the holders of Minority Shares vis-a-vis the rights of the holders of Shares other than Minority Shares,
      (ii) any amendment, modification, extension, termination or waiver of
      Section 7.3 which would eliminate the rights of the holders of Minority Shares to participate in a registration under Section 7.3 or any amendment, modification, extension, termination or waiver of Section 7.3 which would disproportionately materially adversely affect the rights of the holders of Minority Shares vis-a-vis the rights of the holders of Shares other than Minority Shares, (iii) any amendment, modification, extension, termination or waiver of Section 3.2.2, 3.3.2 or 3.4.2 which would disproportionately materially adversely affect the rights of the holders of Minority Shares vis-a-vis the rights of the holders of Shares other than Minority Shares, and (iv) any amendment, modification, extension, termination or waiver of Section 4.2, 5 or 8;

            12.2.4. the consent of the holders of a majority of the Shares held by the Cady Stockholders shall be required for any amendment, modification, extension, termination or waiver of Section 5.4; and

            12.2.5. the consent of the holders of a majority of the Shares held by the Participation Offerees shall be required for any amendment, modification, extension, termination or waiver of Section 6.

      Each such amendment, modification, extension, termination and waiver shall be binding upon each party hereto and each holder of Shares subject hereto. In addition, each party hereto and each holder of Shares subject hereto may waive any right hereunder by an instrument in writing signed by such party or holder.

      12.3. Termination. No termination under this Agreement shall relieve any Person of liability for breach prior to termination.

13. DEFINITIONS. For purposes of this Agreement:

      13.1. Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Section 13:

            (a) The words "hereof", "herein", "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

            (b) Definitions shall be equally applicable to both nouns and verbs and the singular and plural forms of the terms defined; and

            (c) The masculine, feminine and neuter genders shall each include the other.

      13.2. Definitions. The following terms shall have the following meanings:

            "AAA" shall have the meaning set forth in Section 5.1.4.

            "Adverse Claim" shall have the meaning set forth in Section 8-302 of the applicable Uniform Commercial Code.

            "Affiliate" shall mean, with respect to any specified Person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise) and (b) each Person of which such specified Person or an Affiliate (as defined in clause (a) above) thereof shall, directly or indirectly, beneficially own at least five percent of the outstanding capital stock or other evidence of beneficial interest at such time. With respect to any natural Person, "Affiliate" shall also include without limitation any Member of the Immediate Family of such natural Person.

            "Affiliated Fund" shall mean each corporation, trust, limited liability company, general or limited partnership or other entity under common control with any Bain Investor or Stolberg Investor, as the case may be.

            "Agreement" shall have the meaning set forth in the Preamble.

            "Appraisal Process" shall mean the following process: within three business days after the effectiveness of the Drag Along Notice, the Participating Sellers shall, by majority vote, select a representative (the "Representative") to meet with the Prospective Selling Investors. If no such representative has been selected within such three business day period, then the Company shall serve as the Representative. The Prospective Selling Investors shall meet with the Representative to discuss the per share price to be paid in the proposed Sale as set forth in the Drag Along Notice. If the Representative agrees to the per share price set forth in the Drag Along Notice, then the Prospective Selling Investors may effect the proposed Sale pursuant to Section 3.2, 3.3 or 3.4, as applicable. If the Representative does not agree to the per share price set forth in the Drag Along Notice within three business days after the first meeting between the Prospective Selling Investors and the Representative, then the Representative and the Prospective Selling Investors shall each select an Appraiser within three business days and the two Appraisers shall each make an independent appraisal as to the per share fair value of the Shares to be sold in the proposed Sale. If the average of the two per share fair values determined by the Appraisers is less than or equal to the per share price as set forth in the Drag Along Notice, then the Prospective Selling Investors may effect the proposed Sale pursuant to Section 3.2, 3.3 or 3.4, as applicable, at the per share price set forth in the Drag Along Notice. If the average of the two per share fair values determined by the Appraisers is greater than the per share price as set forth in the Drag Along Notice, then the Prospective Selling Investors may either effect the proposed Sale pursuant to Section 3.2, 3.3 or 3.4, as applicable, at such average per share fair value or request that a third appraiser be selected, in which case the Prospective Selling Investors and the Representative shall attempt to agree on a third Appraiser. If, within three business days, the Prospective Selling Investors and the Representative cannot agree on a third Appraiser, then the two Appraisers selected by each of the Prospective Selling Investors and the Representative shall select a third Appraiser who shall make an independent appraisal as to the per share fair value of the

      Shares to be sold in the proposed Sale. An average shall be taken of the two out of three per share fair values determined by the Appraisers that are closest together, or, if the three per share fair values are equidistant from one another, an average shall be taken of all three per share fair values. If such average is less than or equal to the per share price as set forth in the Drag Along Notice, then the Prospective Selling Investors may effect the proposed Sale pursuant to Section 3.2, 3.3 or 3.4, as applicable, at such average per share fair value. If such average is greater than the per share price as set forth in the Drag Along Notice, then the Prospective Selling Investors may either effect the proposed Sale pursuant to Section 3.2, 3.3 or 3.4, as applicable, at such average per share fair value or elect not to proceed with the proposed Sale pursuant to Section 3.2, 3.3 or 3.4, as applicable. The costs and expenses of each of the Appraisers will be borne by the Company.

            "Appraiser" shall mean an independent business appraiser or investment banker of recognized standing with knowledge and experience related to the industry in which the Company operates.

            "Bain" shall have the meaning set forth in the Preamble.

            "Bain Investors" shall have the meaning set forth in the Preamble.

            "Bain Shares" shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, the Bain Investors, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise of any Options and all shares of Common Stock issued upon conversion of any shares of Preferred Stock, (b) all shares of Preferred Stock originally issued to, or issued with respect to shares originally issued to, or held by, the Bain Investors, whenever issued (treating such shares of Preferred Stock as a number of Shares equal to the number of Equivalent Shares represented by such shares of Preferred Stock for all purposes of this Agreement except as otherwise specifically set forth herein), and (c) all Options originally granted or issued to the Bain Investors (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options for all purposes of this Agreement except as otherwise specifically set forth herein).

            "Bankruptcy Code" shall mean 11 U.S.C. ss.101 et seq., or any successor provisions thereto.

            "Base Price" of any Share, as of any date, shall mean an amount equal to the lesser of (i) the Contract Price of such Share as of such date, or (ii) the amount originally paid to the Company for such Share by the original holder upon issuance thereof, increased from the date of issuance through the date in question at a non-compounded per annum rate of six percent.

            "Board" shall have the meaning set forth in Section 2.1.

            "Cady Stockholder" shall mean Paul D. Cady, Daniel P. Cady, David G. Cady and Kim Cady, Susan E. Rivera and Thomas Rivera, and Steven M. Simon.

            "Cause" shall be deemed to exist if a Minority Stockholder: (i) violates any federal, state or local law or commits any act of dishonesty involving the Company or any of its subsidiaries if such violation or act
      (x) causes material damages to the Company or any of its subsidiaries, or
      (y) in the reasonable judgment of the Board, would materially and adversely affect the Minority Stockholder's ability to perform his duties for the Company or any of its subsidiaries; (ii) solicits or contacts customers of the Company or any of its subsidiaries, becomes employed by a competitor of the Company or any of its subsidiaries or actively and knowingly assists in the establishment or operation of any competitive business in violation of any agreement with the Company or any of its subsidiaries concerning noncompetition; (iii) breaches any agreement with the Company or any of its subsidiary concerning noncompetition in a manner other than as described in the foregoing clause (ii) and fails to discontinue the offending conduct within ten days following receipt of notice thereof; (iv) knowingly or intentionally breaches any confidentiality agreement with the Company or any of its subsidiaries; (v) unintentionally breaches any confidentiality agreement with the Company or any of its subsidiaries and continues to engage in behavior in violation of such confidentiality agreement following receipt of notice of such breach; (v) commits an act of willful misconduct in the course of his employment with the Company or any of its subsidiaries that causes material damage to the Company or any of its Subsidiaries; (vi) commits any act of gross negligence in the course of his employment or breaches in any material respect any of the terms of his employment with the Company or any of its subsidiaries if the Minority Stockholder fails to discontinue the offending conduct within ten days following receipt of notice thereof and such act of gross negligence or breach has caused material damage to the Company or any of its subsidiaries. Nothing contained in this definition or this Agreement shall be deemed to affect the right of the Company or any of its Subsidiaries to discipline or discharge a Minority Stockholder and this Cause definition shall be used solely for purposes of determining the price to be paid for Shares held by a Minority Stockholder upon termination of his employment which are purchased in accordance with the terms of this Agreement.

            "CCI Stock" shall have the meaning set forth in Section 5.4.

            "Change of Control" shall mean any change in the ownership of the capital stock of the Company if, immediately after giving effect thereto, the Stolberg Investors, the Bain Investors and the Minority Stockholders and their Affiliates shall own less than ten percent of the Equivalent Shares.

            "Closing" shall have the meaning set forth in Section 1.1.

            "Code" shall have the meaning set forth in Section 5.4.

            "Commission" shall mean the Securities and Exchange Commission.

            "Common Stock" shall have the meaning set forth in the recitals.

            "Company" shall have the meaning set forth in the Preamble.

            "Contract Price," as of any date, of any Share subject to purchase hereunder, shall mean the aggregate price at which a purchaser and seller would buy and sell such Share on such date and shall be determined as follows:

            (a) The seller and the purchaser(s) will attempt to agree on the Contract Price. For those purchaser(s) with whom the seller is able to agree on the Contract Price, the amount so agreed will be the Contract Price.

            (b) If the seller and any purchaser(s) are unable to agree on the Contract Price for such Shares, the Contract Price shall be determined by an Appraiser mutually acceptable to the seller and such purchaser(s). If the parties cannot agree on an Appraiser, the purchaser(s) and the seller shall each select an Appraiser and the two Appraisers so selected shall select the Appraiser who shall determine the Contract Price and the determination of such Appraiser shall be binding and conclusive on such parties for purposes hereof. In appraising the Shares subject to purchase, the Appraiser shall utilize a valuation method based upon the market values of publicly-held companies which are comparable to the Company. The Appraiser shall apply such discount as the Appraiser deems appropriate (but not to exceed 27.5%) for lack of marketability but shall not apply any discount for minority interests. The seller shall bear one-half of the costs and expenses of such Appraiser or, if less, an amount equal to ten percent of the aggregate Contract Price (as determined by such Appraiser) for all Shares available for purchase from the seller and the purchaser(s) shall bear the balance of the costs and expenses of such Appraiser.

            (c) The Contract Price of the Shares subject to repurchase hereunder shall be determined as of (i) the date an Offer is made in the event of a purchase under Section 4.1, or (ii) the date of notice of exercise of an option to purchase or sell such Shares (as the case may be) in the event of a purchase pursuant to Section 5; provided, however, that in the event a purchase or sale option is deferred in accordance with Section 5.2, the date of determination shall be the date of notice of exercise of an option on or after the Waiver of Deferral Notice is delivered.

            "Contract Terms" with respect to Shares purchased pursuant hereto shall mean the following terms of payment:

            (a) The purchaser will be required to pay the purchase price for such Shares in cash or other immediately available funds as of the date of purchase if the aggregate purchase price for such Shares is $100,000 or less and, if the Company is the purchaser, such cash payment is permitted by the Company's Senior Lenders.

            (b) If the purchase price for such Shares exceeds $100,000 or the Company is the purchaser and is prohibited by its Senior Lenders from making such cash payment, the purchaser will pay the purchase price for such Shares by delivering to the seller on the date of purchase cash or other immediately available funds in an amount equal to the greater of $75,000 or ten percent of the purchase price and the balance of the purchase price shall be paid by purchaser's delivery to the seller on the date of purchase of a promissory note with terms as follows:

                  (i) The remaining purchase price will be payable in 12 equal consecutive quarterly installments commencing 90 days after the date of purchase;

                  (ii) Interest will accrue on the principal balance outstanding from time to time at a fixed rate per annum equal to the lesser of
            (i) the Prime Rate in effect as of the date of purchase, or (ii) 12% and will be payable together with each installment of principal; and

                  (iii) The promissory note will be subordinated to the
            Company's Senior Lenders on such terms as may be requested by such Senior Lenders.

            (c) The "date of purchase" shall be such date as the seller and the purchaser(s) shall agree but in no event shall such date of purchase be more than 20 days after the date of notification of the final determination of the Contract Price (or, if applicable, the Base Price) of the Shares being sold.

            (d) On the date of purchase, the seller shall deliver to the purchaser(s) certificates evidencing ownership of the Shares being sold properly endorsed or with properly executed stock powers, free and clear of all liens, claims, restrictions and encumbrances other than this Agreement.

            "Convertible Securities" shall mean any evidence of indebtedness, shares of stock (other than Common Stock) or other securities (other than Options) which are directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock.

            "Cost" shall mean, for any security, the price paid to the issuer for such security.

            "Covered Person" shall have the meaning set forth in Section 7.5.1.

            "Disability" shall mean the inability of a Minority Stockholder to perform his regular duties for the Company or any of its subsidiaries on a full-time basis as a result of a physical or mental illness or condition, regardless of the nature or cause thereof, which continues for a period in excess of 180 consecutive days or 210 days in any consecutive 12 month period.

            "Drag Along Notice" shall have the meaning set forth in Sections 3.2.1, 3.3.1 and 3.4.1.

            "Drag Along Sale Percentage" shall have the meaning set forth in Sections 3.2, 3.3 and 3.4.

            "Drag Along Sellers" shall have the meaning set forth in Sections 3.2.1, 3.3.1 and 3.4.1.

            "Employee Stock" shall have the meaning set forth in Section 8.2.

            "Equivalent Shares" shall mean as to any outstanding shares of Common Stock, such number of shares of Common Stock, and as to any outstanding Options or Convertible Securities, the maximum number of shares of Common Stock for which or into which such Options or Convertible Securities may at the time be exercised or converted.

            "Escrow Agent" shall have the meaning set forth in Section 10.2.

            "Estimated Net Offering Price Per Share" shall have the meaning set forth in Section 7.2.7.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect from time to time.

            "Fair Market Value" shall mean, as of any date, as to any share of Common Stock, the Board's good faith determination of the fair value of such share as of the applicable reference date.

            "Gain" shall have the meaning set forth in Section 5.4.

            "Indemnitee" shall have the meaning set forth in Section 7.5.3.

            "Initial Public Offering" means the initial Public Offering registered on Form S-1 (or any successor form under the Securities Act).

            "Initial Stockholders Agreement" shall have the meaning set forth in the Recitals.

            "Initiating Bain Investors" shall have the meaning set forth in
      Section 7.1.1.

            "Initiating Stolberg Investors" shall have the meaning set forth in
      Section 7.2.1.

            "IRS" shall have the meaning set forth in Section 5.4.

            "Issuance" shall have the meaning set forth in Section 6.

            "Joining Parties" shall have the meaning set forth in Section 14.7.

            "Liquidity Event" shall have the meaning set forth in Section 3.6.

            "Look-Back Date" shall have the meaning set forth in Section 8.1.

            "Look-Back Option" shall have the meaning set forth in Section 8.1.

            "Look-Back Valuation" shall have the meaning set forth in Section
      8.1.

            "Majority Bain Investors" shall mean, as of any date, Bain Investors holding a majority of the outstanding Series C Shares held by all Bain Investors.

            "Majority Series C Investors" shall mean, as of any date, the holders of a majority of the Series C Shares outstanding on such date.

            "Majority Participating Investors" shall have the meaning set forth in Sections 7.1.6 and 7.2.6.

            "Majority Stockholders" shall mean, as of any date, the holders of a majority of the Shares outstanding on such date.

            "Majority Stolberg Investors" shall mean, as of any date, Stolberg Investors holding a majority of the outstanding Stolberg Shares held by all Stolberg Investors.

            "Major Transaction" shall mean, with respect to any entity, (a) merger or consolidation, whether or not such entity is the surviving entity (other than a merger effected solely for the reincorporation of such entity), (b) disposition of properties (whether effected by merger, sale of assets, lease, equity exchange or otherwise), other than in any transaction or series of related transactions involving less than $100,000, (c) acquisition of or lease of properties (whether effected by merger, purchase of assets, lease, equity exchange or otherwise), other than in any transaction or series of related transactions involving less than $100,000, and (d) borrowing of money (whether in the public or private markets), obtaining of credit (other than trade credit in the ordinary course of business), issuance of notes, debentures or securities, or the refinancing thereof, except to the extent that the aggregate principal amount of indebtedness of the type described in this clause (d) at any time outstanding and not approved according to the procedures described in Section 2.3 hereof does not exceed $100,000.

            "Make Whole Amount" shall have the meaning set forth in Section 8.3.

            "Members of the Immediate Family" shall mean, with respect to any individual, each spouse or child or other descendants of such individual, each trust created for the primary benefit of one or more of the aforementioned Persons and their spouses and each custodian or guardian of any property of one or more of the aforementioned Persons in its capacity as such custodian or guardian.

            "Minority Shares" shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, a Minority Stockholder, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise of any Options and all shares of Common Stock issued upon conversion of any shares of Preferred Stock, (b) all shares of Preferred Stock originally issued to, or issued with respect to shares originally issued to, or held by, a Minority Stockholder, whenever issued (treating such shares of Preferred Stock as a number of Shares equal to the number of Equivalent Shares represented by such shares of Preferred Stock for all purposes of this Agreement except as otherwise specifically set forth herein), and (c) all Options originally granted or issued to a Minority Stockholder (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options for all purposes of this Agreement except as otherwise specifically set forth herein).

            "Minority Sale" shall have the meaning set forth in Section 4.1.1.

            "Minority Stockholders" shall have the meaning set forth in the Preamble.

            "Minority Transferor" shall have the meaning set forth in Section 4.1.1.

            "Notes" shall have the meaning set forth in Section 6.2.

            "Notice of Dispute" shall have the meaning set forth in Section
      4.1.6.

            "Offer" shall have the meaning set forth in Section 4.1.1.

            "Options" shall mean any options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

            "Other Securities" shall have the meaning set forth in Section
      6.1.3.

            "Participating Buyer" shall have the meaning set forth in Section 6.1.2.

            "Participating Seller" shall have the meaning set forth in Sections 3.1.2, 3.2.1, 3.3.1 and 3.4.1.

            "Participation Notice" shall have the meaning set forth in Section 6.1.1.

            "Participation Offerees" shall have the meaning set forth in Section 6.1.1.

            "Participation Portion" shall have the meaning set forth in Section 6.1.1.

            "Permitted Transferee" shall mean (a) as to each Series C Share, a Transferee of such Series C Share resulting from a Transfer to an Affiliated Fund, partner or Affiliate of a holder of Series C Shares, (b) as to each Stolberg Share, a Transferee of such Stolberg Share an Affiliated Fund, partner or Affiliate of a holder of Stolberg Shares, and
      (c) as to each Minority Share, a Transferee of such Minority Share in compliance with Sections 4.2.3, 4.2.4 and 4.2.5.

            "Person" shall mean any individual, partnership, corporation, company, association, trust, joint venture, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

            "Preferred Stock" shall have the meaning set forth in the Recitals.

            "Price Per Equivalent Share" shall mean the Board's good faith determination of the price per Equivalent Share of any Convertible Securities or Options which are the subject of an Issuance pursuant to
      Section 8 hereof.

            "Prime Rate" shall mean the rate per annum published in the Wall Street Journal (or any comparable successor publication) as the Prime Rate (i.e., the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks).

            "Prospectus Buyer" shall mean any Person.

            "Prospective Selling Investor" shall have the meaning set forth in Sections 3.1, 3.2, 3.3 and 3.4.

            "Prospective Selling Stockholder" shall have the meaning set forth in Section 4.1.1.

            "Prospective Subscriber" shall have the meaning set forth in Section 6.1.1.

            "Public Offering" shall mean a public offering and sale of Common Stock for cash pursuant to an effective registration statement under the Securities Act.

            "Purchase Agreement" shall have the meaning set forth in the Recitals.

            "Qualified Public Offering" shall mean a Public Offering, other than any Public Offering or sale pursuant to a registration statement on Form S-8 or comparable form, in which the aggregate price to the public of all such common stock sold in such offering shall exceed $30,000,000.

            "Registrable Bain Securities" shall have the meaning set forth in
      Section 7.1.1.

            "Registrable Securities" shall mean (a) all shares of Common Stock,
      (b) all shares of Common Stock issuable upon exercise of any Option or Convertible Security and (c) all shares of Common Stock directly or indirectly issued or issuable with respect to the securities referred to in clauses (a) or (b) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, in each case constituting Shares. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when (v) such shares shall have been Transferred pursuant to Section 3.1 (other than Section 3.1.6(i), (ii), (iii) or
      (iv)), 3.2, 3.3 or 3.4 hereof, (w) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (x) such securities shall have been Transferred pursuant to Rule 144, (y) subject to the provisions of Section 12 hereof, such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration of them under the Securities Act and such securities may be distributed without volume limitation or other restrictions on transfer under Rule 144 (including without application of paragraphs (c), (e) (f) and (h) of Rule 144) or (z) such securities shall have ceased to be outstanding.

            "Registrable Stolberg Securities" shall have the meaning set forth in Section 7.2.1.

            "Representative" shall have the meaning set forth in the definition of "Appraisal Process" in this Section 13.2.

            "Rule 144" shall mean Rule 144 under the Securities Act (or any successor Rule).

            "Rule 145 Transaction" shall mean a registration on Form S-4 pursuant to Rule 145 of the Securities Act (or any successor Form or provision, as applicable).

            "Sale" shall have the meaning set forth in Section 3.1. The terms "Sell" and "Sold" shall reference the sale of Shares pursuant to a "Sale."

            "Securities Act" shall mean the Securities Act of 1933, as in effect from time to time.

            "Senior Lenders" shall mean any financial institution providing credit or financing to the Company whether in the form of term loans, revolving lines of credit, letters of credit, industrial revenue bonds or otherwise; provided, however, that "Senior Lenders" shall not include the Stolberg Investors.

            "Senior Management" shall mean the Chief Executive Officer, Chief Financial Officer or Chief Operating Officer.

            "Series A Preferred" shall have the meaning set forth in the Recitals.

            "Series B Preferred" shall have the meaning set forth in the Recitals.

            "Series C Investors" shall have the meaning set forth in the Preamble.

            "Series C Preferred" shall have the meaning set forth in the Preamble.

            "Series C Shares" shall mean (a) all shares of Series C Preferred originally issued to, or issued with respect to shares originally issued to, or held by, the Series C Investors, whenever issued (treating such shares of Series C Preferred as a number of Shares equal to the number of Equivalent Shares represented by such shares of Series C Preferred for all purposes of this Agreement except as otherwise specifically set forth herein) and (b) all shares of Common Stock issued upon conversion of any shares of Series C Preferred originally issued to, or held by, the Series C Investors.

            "Shares" shall mean all Series C Shares, Stolberg Shares, and Minority Shares.

            "Stockholders" shall have the meaning set forth in the Preamble.

            "Stolberg Investors" shall have the meaning set forth in the Preamble.

            "Stolberg Shares" shall mean (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, the Stolberg Investors, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise of any Options and all shares of Common Stock issued upon conversion of any shares of Preferred Stock, (b) all shares of Preferred Stock originally issued to, or issued with respect to shares originally issued to, or held by, the Stolberg Investors, whenever issued (treating such shares of Preferred Stock as a number of Shares equal to the number of Equivalent Shares represented by such shares of Preferred Stock for all purposes of this Agreement except as otherwise specifically set forth herein), and (c) all Options originally granted or issued to the Stolberg Investors (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options for all purposes of this Agreement except as otherwise specifically set forth herein), in each case excluding, for all purposes of this Agreement other than the provisions of
      Section 7.2, all Series C Shares originally issued to, or issued with respect to shares originally issued to, or held by, the Stolberg Investors.

            "Subject Minority Shares" shall have the meaning set forth in
      Section 8.1.

            "Subject Securities" shall have the meaning set forth in Section 6.

            "Tag Along Holder" shall have the meaning set forth in Section
      3.1.1.

            "Tag Along Notice" shall have the meaning set forth in Section
      3.1.1.

            "Tag Along Offer" shall have the meaning set forth in Section 3.1.2.

            "Tag Along Sale Percentage" shall have the meaning set forth in
      Section 3.1.1.

            "Tag Along Sellers" shall have the meaning set forth in Section
      3.1.2.

            "Target Net Offering Price Per Share" shall mean, with respect to any public offering of shares of Common Stock, the net offering price per share which would result in proceeds to the Bain Investors, if the Bain Investors were to sell one share of Registrable Bain Securities at such net offering price per share, equal to $5.00 per share (as adjusted for stock splits, stock dividends and the like) plus an amount sufficient to generate an internal rate of return thereon of 50% per annum compounded quarterly.

            "Transfer" shall mean any sale, pledge, assignment, encumbrance or other transfer or disposition of any Shares to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

            "Waiver of Deferral Notice" shall have the meaning set forth in
      Section 5.2.

14. MISCELLANEOUS.

      14.1. Authority; Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

      14.2. Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally or (b) sent (i) by Federal Express, DHL or UPS or (ii) by registered or certified mail, postage prepaid, in each case, addressed as follows:

            If to the Company, to it:

                        Advanced Telecommunications, Inc.
                        730 2nd Avenue South
                        Suite 1200
                        Minneapolis, MN 55402
                        Attention:  Chief Executive Officer

                  with a copy to:

                        Piper & Marbury
                        1200 Nineteen St., N.W.
                        Washington, DC 20036-2430
                        Attention:  Edwin M. Martin, Esq.

                  and with a copy to:

                        Robins, Kaplan, Miller & Ciresi L.L.P.
                        2800 LaSalle Plaza
                        800 LaSalle Avenue
                        Minneapolis, MN 55402-2015
                        Attention:  David L. Mitchell, Esq.

            If to the Bain Investors, to them:

                        c/o Bain Capital, Inc.

                        Two Copley Place, 7th Floor
                        Boston, Massachusetts 02116
                        Attention:  Michael A. Krupka

                  with a copy to:

                        Ropes & Gray
                        One International Place
                        Boston, Massachusetts 02110
                        Attention: Philip J. Smith, Esq.

            If to the Stolberg Investors, to them:

                        c/o Stolberg Partners, L.P.
                        370 17th Street
                        Suite 4240
                        Denver, CO 80202
                        Attention:  Peter Van Genderen

                  with a copy to:

                        Holland & Hart
                        555 Seventeenth Street, Suite 3200
                        P.O. Box 8749
                        Denver, CO 80201
                        Attention:  Betty Arkell, Esq.

            If to a Minority Stockholder, to it at the address set forth in the stock record book of the Company.

      Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

      Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date received, if personally delivered,
(b) two business days after being sent by Federal Express, DHL or UPS and (c) three business days after deposit with the U.S. Postal Service, if sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

      14.3. Binding Effect, etc. Except for restrictions on Transfer of Shares set forth in other agreements, plans or other documents, this Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

      14.4. Descriptive Headings. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

      14.5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

      14.6. Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

      14.7. Joinder. The parties hereto intend that (a) transferees of shares hereunder, (b) holders of securities of the Company that are not parties hereto and (c) future holders of securities of the Company (collectively, the "Joining Parties") may become parties to this Agreement. The parties agree that the Joining Parties may become parties hereto by executing a joinder agreement and upon execution of such joinder agreement shall be entitled to rights and subject to obligations applicable to such Joining Parties hereunder.

      14.8. Consent to Amendment and Restatement. By executing this Agreement, each party hereto consents to this amendment and restatement of the Initial Stockholders Agreement pursuant to the terms of Section 16.1 of the Initial Stockholders Agreement.

      14.9. Supersession of Prior Registration Rights Agreement. By executing this Agreement, each party hereto agrees that this Agreement supersedes the Registration Rights Agreement dated as of February 7, 1997, as amended, by and among the Company, the Stolberg Investors and the Holders (as defined therein).

15. GOVERNING LAW, ETC.

      15.1. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

      15.2. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of Delaware sitting in the County of Wilmington or the United States District Court for the District of Delaware for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 14.2 hereof is reasonably calculated to give actual notice.

      15.3. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 15.3 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 15.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

      15.4. Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

      IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.


THE COMPANY:                           ADVANCED TELECOMMUNICATIONS, INC.


                                       By: /s/ Clifford D. Williams
                                           -------------------------------------
                                           Clifford D. Williams,
                                           Chief Executive Officer


BAIN INVESTORS:                        BAIN CAPITAL FUND VI, L.P.
                                       By: Bain Capital Partners VI, L.P.,
                                             its general partner
                                       By: Bain Capital Investors VI, Inc.,
                                             its general partner


                                       By:______________________________________
                                       Name:
                                       Title: Managing Director


                                       BCIP ASSOCIATES II
                                       BCIP TRUST ASSOCIATES II
                                       BCIP ASSOCIATES II-B
                                       BCIP TRUST ASSOCIATES II-B
                                       BCIP ASSOCIATES II-C
                                       By: Bain Capital, Inc.,
                                             their Managing Partner

                                       PEP INVESTMENTS PTY LTD.
                                       By: Bain Capital, Inc.,
                                           its attorney-in-fact


                                       By:______________________________________
                                       Name:
                                       Title: Managing Director

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

      IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.


THE COMPANY:                           ADVANCED TELECOMMUNICATIONS, INC.


                                       By: _____________________________________
                                           Clifford D. Williams,
                                           Chief Executive Officer


BAIN INVESTORS:                        BAIN CAPITAL FUND VI, L.P.
                                       By: Bain Capital Partners VI, L.P.,
                                             its general partner
                                       By: Bain Capital Investors VI, Inc.,
                                             its general partner


                                       By: /s/ Michael A. Krupka
                                           -------------------------------------
                                       Name: Michael A. Krupka
                                       Title: Managing Director


                                       BCIP ASSOCIATES II
                                       BCIP TRUST ASSOCIATES II
                                       BCIP ASSOCIATES II-B
                                       BCIP TRUST ASSOCIATES II-B
                                       BCIP ASSOCIATES II-C
                                       By: Bain Capital, Inc.,
                                             their Managing Partner

                                       PEP INVESTMENTS PTY LTD.
                                       By: Bain Capital, Inc.,
                                           its attorney-in-fact


                                       By: /s/ Michael A. Krupka
                                           -------------------------------------
                                       Name: Michael A. Krupka
                                       Title: Managing Director

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       RGIP, LLC


                                       By: /s/ R. Bradford Malt
                                           -------------------------------------
                                       Name: R. Bradford Malt
                                       Title: Managing Member

STOLBERG INVESTORS:
                                       STOLBERG PARTNERS, L.P.,
                                       By: SGMS, L.P., General Partner
                                       By: Stolberg Meehan & Scano, Inc.
                                             General Partner


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       STOLBERG MEEHAN & SCANO II, L.P.
                                       a Delaware limited partnership
                                       By: Stolberg Meehan & Scano LLC,
                                             General Partner

                                       By: _____________________________________
                                       Name:
                                       Title:

THE MINORITY STOCKHOLDERS:

                                       STOLBERG PARTNERS, L.P.,
                                       as Nominee for Gary E. Snyder, 780
                                       Partners, Larry Walker, Lawrence
                                       Freeborg, Peter Van Genderen, and
                                       Nottingham & Spirk Design, Inc.
                                       By: SGMS, L.P., General Partner
                                       By: Stolberg Meehan & Scano, Inc.
                                             General Partner


                                       By: _____________________________________
                                       Name:
                                       Title:

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       RGIP, LLC


                                       By: _____________________________________
                                       Name:
                                       Title:

STOLBERG INVESTORS:
                                       STOLBERG PARTNERS, L.P.,
                                       By: SGMS, L.P., General Partner
                                       By: Stolberg Meehan & Scano, Inc.
                                             General Partner


                                       By: /s/ E. Theodore Stolberg
                                           -------------------------------------
                                       Name: E. Theodore Stolberg
                                       Title: Partner


                                       STOLBERG MEEHAN & SCANO II, L.P.
                                       a Delaware limited partnership
                                       By: Stolberg Meehan & Scano LLC,
                                             General Partner

                                       By: /s/ Peter Van Genderen
                                           -------------------------------------
                                       Name: Peter Van Genderen
                                       Title: Partner

THE MINORITY STOCKHOLDERS:

                                       STOLBERG PARTNERS, L.P.,
                                       as Nominee for Gary E. Snyder, 780
                                       Partners, Larry Walker, Lawrence
                                       Freeborg, Peter Van Genderen, and
                                       Nottingham & Spirk Design, Inc.
                                       By: SGMS, L.P., General Partner
                                       By: Stolberg Meehan & Scano, Inc.
                                             General Partner


                                       By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                       Name:
                                       Title:

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       ARTESIAN CAPITAL LIMITED PARTNERSHIP II


                                       By: Artesian Management, Inc
                                           -------------------------------------
                                       Its: General Partner
                                       By: Frank B. Bennett
                                       Its: President


                                       ARTESIAN MANAGEMENT, INC.


                                       By: /s/ Frank B. Bennett
                                           -------------------------------------
                                       Name: Frank B. Bennett
                                       Title: President


                                       RWJ Co.

                                       By: _____________________________________
                                       Name:
                                       Title:


                                       MOSES FAMILY LIMITED PARTNERSHIP


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       _________________________________________
                                       Marvin Moses


                                       _________________________________________
                                       Peter Fyhrie


                                       J M HIXON PARTNERS LLC


                                       By: _____________________________________
                                       Name:
                                       Title:

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       ARTESIAN CAPITAL LIMITED PARTNERSHIP II


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       ARTESIAN MANAGEMENT, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       RWJ Co.

                                       By: /s/ James O. Pohlad
                                           -------------------------------------
                                       Name:  JAMES O. POHLAD
                                       Title: AGENT PARTNER


                                       MOSES FAMILY LIMITED PARTNERSHIP


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       _________________________________________
                                       Marvin Moses


                                       _________________________________________
                                       Peter Fyhrie


                                       J M HIXON PARTNERS LLC


                                       By: _____________________________________
                                       Name:
                                       Title:

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       ARTESIAN CAPITAL LIMITED PARTNERSHIP II


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       ARTESIAN MANAGEMENT, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       RWJ Co.

                                       By: _____________________________________
                                       Name:
                                       Title:


                                       MOSES FAMILY LIMITED PARTNERSHIP


                                       By: /s/ Marvin C. Moses
                                           -------------------------------------
                                       Name: MARVIN C. MOSES
                                       Title: MANAGING MEMBER OF CHESTNUT
                                              SPRINGS, L.L.C., GENERAL PARTNER


                                       /s/ Marvin C. Moses
                                       -----------------------------------------
                                       Marvin Moses


                                       _________________________________________
                                       Peter Fyhrie


                                       J M HIXON PARTNERS LLC


                                       By: _____________________________________
                                       Name:
                                       Title:

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       ARTESIAN CAPITAL LIMITED PARTNERSHIP II


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       ARTESIAN MANAGEMENT, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       RWJ Co.

                                       By: _____________________________________
                                       Name:
                                       Title:


                                       MOSES FAMILY LIMITED PARTNERSHIP


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       _________________________________________
                                       Marvin Moses


                                       /s/ Peter Fyhrie
                                       -----------------------------------------
                                       Peter Fyhrie


                                       J M HIXON PARTNERS LLC


                                       By: _____________________________________
                                       Name:
                                       Title:

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       ARTESIAN CAPITAL LIMITED PARTNERSHIP II


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       ARTESIAN MANAGEMENT, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       RWJ Co.

                                       By: _____________________________________
                                       Name:
                                       Title:


                                       MOSES FAMILY LIMITED PARTNERSHIP


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       _________________________________________
                                       Marvin Moses


                                       _________________________________________
                                       Peter Fyhrie


                                       J M HIXON PARTNERS LLC


                                       By: /s/ Benson K. Whitney
                                           -------------------------------------
                                       Name:  Benson K. Whitney
                                       Title: Managing Member

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       MINNESOTA MANAGEMENT PARTNERS I


                                       By: /s/ Jack L. Hauser
                                           -------------------------------------
                                       Name: JACK L. HAUSER
                                       Title: EXECUTIVE DIRECTOR


                                       SIT INVESTMENT ASSOCIATES, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       _________________________________________
                                       Joseph Rubin & Marguerite Rubin,
                                       as Joint Tenants


                                       _________________________________________
                                       Joseph Rubin


                                       _________________________________________
                                       John R. Dennis & Maryanne Dennis,
                                       as Joint Tenants


                                       _________________________________________
                                       John R. Dennis


                                       _________________________________________
                                       Winslow W. Bennett & Adele W. Bennett,
                                       Joint Tenants

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       MINNESOTA MANAGEMENT PARTNERS I


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       SIT INVESTMENT ASSOCIATES, INC.


                                       By: /s/ Carla J. Rose
                                           -------------------------------------
                                       Name:  Carla J. Rose
                                       Title: V.P. Administration & Deputy
                                              Controller


                                       _________________________________________
                                       Joseph Rubin & Marguerite Rubin,
                                       as Joint Tenants


                                       _________________________________________
                                       Joseph Rubin


                                       _________________________________________
                                       John R. Dennis & Maryanne Dennis,
                                       as Joint Tenants


                                       _________________________________________
                                       John R. Dennis


                                       _________________________________________
                                       Winslow W. Bennett & Adele W. Bennett,
                                       Joint Tenants

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       MINNESOTA MANAGEMENT PARTNERS I


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       SIT INVESTMENT ASSOCIATES, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       /s/ Joseph Rubin      Marguerite A. Rubin
                                       -----------------------------------------
                                       Joseph Rubin & Marguerite Rubin,
                                       as Joint Tenants


                                       /s/ Joseph Rubin
                                       -----------------------------------------
                                       Joseph Rubin


                                       _________________________________________
                                       John R. Dennis & Maryanne Dennis,
                                       as Joint Tenants


                                       _________________________________________
                                       John R. Dennis


                                       _________________________________________
                                       Winslow W. Bennett & Adele W. Bennett,
                                       Joint Tenants

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       MINNESOTA MANAGEMENT PARTNERS I


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       SIT INVESTMENT ASSOCIATES, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       _________________________________________
                                       Joseph Rubin & Marguerite Rubin,
                                       as Joint Tenants


                                       _________________________________________
                                       Joseph Rubin


                                       /s/ John R. Dennis        Maryanne Dennis
                                       -----------------------------------------
                                       John R. Dennis & Maryanne Dennis,
                                       as Joint Tenants


                                       /s/ John R. Dennis
                                       -----------------------------------------
                                       John R. Dennis


                                       _________________________________________
                                       Winslow W. Bennett & Adele W. Bennett,
                                       Joint Tenants

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       MINNESOTA MANAGEMENT PARTNERS I


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       SIT INVESTMENT ASSOCIATES, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       _________________________________________
                                       Joseph Rubin & Marguerite Rubin,
                                       as Joint Tenants


                                       _________________________________________
                                       Joseph Rubin


                                       _________________________________________
                                       John R. Dennis & Maryanne Dennis,
                                       as Joint Tenants


                                       _________________________________________
                                       John R. Dennis


                                       /s/ Winslow W. Bennett & Adele W. Bennett
                                       [ILLEGIBLE]
                                       -----------------------------------------
                                       Winslow W. Bennett & Adele W. Bennett,
                                       Joint Tenants

(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       /s/ Winslow W. Bennett
                                       -----------------------------------------
                                       Winslow W. Bennett


                                       /s/ Adele W. Bennett
                                       /s/ Winslow W. Bennett ATTY
                                       -----------------------------------------
                                       Adele W. Bennett


                                       _________________________________________
                                       Kathleen Brown Zerwas &
                                       James Zerwas, as Joint Tenants


                                       BAYVIEW CAPITAL GROUP, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       _________________________________________
                                       Ronald W. Mullins & Sara G. Mullins,
                                       as Joint Tenants


                                       _________________________________________
                                       Sara G. Mullins


                                       _________________________________________
                                       Timothy I. Maudlin


                                       _________________________________________
                                       Richard E. Struthers


(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       _________________________________________
                                       Winslow W. Bennett


                                       _________________________________________
                                       Adele W. Bennett


                                       /s/ Kathleen Brown Zerwas
                                       /s/ James Zerwas
                                       -----------------------------------------
                                       Kathleen Brown Zerwas &
                                       James Zerwas, as Joint Tenants


                                       BAYVIEW CAPITAL GROUP, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       _________________________________________
                                       Ronald W. Mullins & Sara G. Mullins,
                                       as Joint Tenants


                                       _________________________________________
                                       Sara G. Mullins


                                       _________________________________________
                                       Timothy I. Maudlin


                                       _________________________________________
                                       Richard E. Struthers


(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       _________________________________________
                                       Winslow W. Bennett


                                       _________________________________________
                                       Adele W. Bennett


                                       _________________________________________
                                       Kathleen Brown Zerwas &
                                       James Zerwas, as Joint Tenants


                                       BAYVIEW CAPITAL GROUP, INC.


                                       By: /s/ Bayview Capital Group, Inc.
                                       Name:  R. Jeffrey [ILLEGIBLE]
                                       Title: CEO


                                       _________________________________________
                                       Ronald W. Mullins & Sara G. Mullins,
                                       as Joint Tenants


                                       _________________________________________
                                       Sara G. Mullins


                                       _________________________________________
                                       Timothy I. Maudlin


                                       _________________________________________
                                       Richard E. Struthers


(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       _________________________________________
                                       Winslow W. Bennett


                                       _________________________________________
                                       Adele W. Bennett


                                       _________________________________________
                                       Kathleen Brown Zerwas &
                                       James Zerwas, as Joint Tenants


                                       BAYVIEW CAPITAL GROUP, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       /s/ Ronald W. Mullins
                                       -----------------------------------------
                                       Ronald W. Mullins & Sara G. Mullins,
                                       as Joint Tenants


                                       _________________________________________
                                       Sara G. Mullins


                                       _________________________________________
                                       Timothy I. Maudlin


                                       _________________________________________
                                       Richard E. Struthers


(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       _________________________________________
                                       Winslow W. Bennett


                                       _________________________________________
                                       Adele W. Bennett


                                       _________________________________________
                                       Kathleen Brown Zerwas &
                                       James Zerwas, as Joint Tenants


                                       BAYVIEW CAPITAL GROUP, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       /s/ Sara G. Mullins
                                       -----------------------------------------
                                       Ronald W. Mullins & Sara G. Mullins,
                                       as Joint Tenants


                                       /s/ Sara G. Mullins
                                       -----------------------------------------
                                       Sara G. Mullins


                                       _________________________________________
                                       Timothy I. Maudlin


                                       _________________________________________
                                       Richard E. Struthers


(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       _________________________________________
                                       Winslow W. Bennett


                                       _________________________________________
                                       Adele W. Bennett


                                       _________________________________________
                                       Kathleen Brown Zerwas &
                                       James Zerwas, as Joint Tenants


                                       BAYVIEW CAPITAL GROUP, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       _________________________________________
                                       Ronald W. Mullins & Sara G. Mullins,
                                       as Joint Tenants


                                       _________________________________________
                                       Sara G. Mullins


                                       /s/ Timothy I. Maudlin
                                       -----------------------------------------
                                       Timothy I. Maudlin


                                       _________________________________________
                                       Richard E. Struthers


(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                       _________________________________________
                                       Winslow W. Bennett


                                       _________________________________________
                                       Adele W. Bennett


                                       _________________________________________
                                       Kathleen Brown Zerwas &
                                       James Zerwas, as Joint Tenants


                                       BAYVIEW CAPITAL GROUP, INC.


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       _________________________________________
                                       Ronald W. Mullins & Sara G. Mullins,
                                       as Joint Tenants


                                       _________________________________________
                                       Sara G. Mullins


                                       _________________________________________
                                       Timothy I. Maudlin


                                       /s/ Richard E. Struthers
                                       -----------------------------------------
                                       Richard E. Struthers


(Signature pages to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.)

                                        GHYSELINCK & ASSOCIATES LLC

                                        By: /s/ Sara Ghyselinck Mullins
                                           ----------------------------------
                                        Name: Sara Ghyselinck Mullins
                                        Title: Partner


                                        MULLINS LIVING TRUST

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        -------------------------------------
                                        George T. Holden


                                        -------------------------------------
                                        Joseph Alexander


                                        -------------------------------------
                                        Thomas W. Burton & Georgia L. Burton,
                                        as Joint Tenants


                                        BURTON REAL ESTATE ADVISORS, INC.

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        -------------------------------------
                                        Clifford D. Williams

                                        GHYSELINCK & ASSOCIATES LLC

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        MULLINS LIVING TRUST

                                        By: /s/ Ronald W. Mullins
                                           ----------------------------------
                                        Name: Ronald W. Mullins
                                        Title:


                                        -------------------------------------
                                        George T. Holden


                                        -------------------------------------
                                        Joseph Alexander


                                        -------------------------------------
                                        Thomas W. Burton & Georgia L. Burton,
                                        as Joint Tenants


                                        BURTON REAL ESTATE ADVISORS, INC.

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        -------------------------------------
                                        Clifford D. Williams

                                        GHYSELINCK & ASSOCIATES LLC

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        MULLINS LIVING TRUST

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        /s/ George T. Holden
                                        -------------------------------------
                                        George T. Holden


                                        -------------------------------------
                                        Joseph Alexander


                                        -------------------------------------
                                        Thomas W. Burton & Georgia L. Burton,
                                        as Joint Tenants


                                        BURTON REAL ESTATE ADVISORS, INC.

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        -------------------------------------
                                        Clifford D. Williams

                                        GHYSELINCK & ASSOCIATES LLC

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        MULLINS LIVING TRUST

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        -------------------------------------
                                        George T. Holden


                                        /s/ Joseph Alexander
                                        -------------------------------------
                                        Joseph Alexander


                                        -------------------------------------
                                        Thomas W. Burton & Georgia L. Burton,
                                        as Joint Tenants


                                        BURTON REAL ESTATE ADVISORS, INC.

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        -------------------------------------
                                        Clifford D. Williams

                                      GHYSELINCK & ASSOCIATES LLC

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:


                                      MULLINS LIVING TRUST

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:


                                      -------------------------------------
                                      George T. Holden


                                      -------------------------------------
                                      Joseph Alexander


                                      /s/ Thomas W. Burton /s/ Georgia L. Burton
                                      -------------------------------------
                                      Thomas W. Burton & Georgia L. Burton,
                                      as Joint Tenants


                                      BURTON REAL ESTATE ADVISORS, INC.

                                      By: /s/ Thomas W. Burton
                                         ----------------------------------
                                      Name: Thomas W. Burton
                                      Title: CEO


                                      -------------------------------------
                                      Clifford D. Williams

                                        GHYSELINCK & ASSOCIATES LLC

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        MULLINS LIVING TRUST

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        -------------------------------------
                                        George T. Holden


                                        -------------------------------------
                                        Joseph Alexander


                                        -------------------------------------
                                        Thomas W. Burton & Georgia L. Burton,
                                        as Joint Tenants


                                        BURTON REAL ESTATE ADVISORS, INC.

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        /s/ Clifford D. Williams
                                        -------------------------------------
                                        Clifford D. Williams

                                        Myrna L. Williams, as custodian for
                                        Scott Frasier Williams under the
                                        Minnesota Uniform Transfers to Minors
                                        Act

                                        /s/ Myrna L. Williams
                                        -------------------------------------
                                        Myrna L. Williams


                                        Myrna L. Williams, as custodian for
                                        Regan Rea-Anna Williams under the
                                        Minnesota Uniform Transfers to Minors
                                        Act

                                        /s/ Myrna L. Williams
                                        -------------------------------------
                                        Myrna L. Williams


                                        /s/ Scott Frasier Williams
                                        -------------------------------------
                                        Scott Frasier Williams


                                        /s/ Regan Rea-Anna Williams
                                        -------------------------------------
                                        Regan Rea-Anna Williams


                                        -------------------------------------
                                        Paul D. Cady


                                        -------------------------------------
                                        Sheldon Allen


                                        -------------------------------------
                                        Michael D. Lopata


                                        -------------------------------------
                                        Satish C. Tiwari

                                        Myrna L. Williams, as custodian for
                                        Scott Frasier Williams under the
                                        Minnesota Uniform Transfers to Minors
                                        Act

                                        -------------------------------------
                                        Myrna L. Williams


                                        Myrna L. Williams, as custodian for
                                        Regan Rea-Anna Williams under the
                                        Minnesota Uniform Transfers to Minors
                                        Act

                                        -------------------------------------
                                        Myrna L. Williams


                                        -------------------------------------
                                        Scott Frasier Williams


                                        -------------------------------------
                                        Regan Rea-Anna Williams


                                        /s/ Paul D. Cady
                                        -------------------------------------
                                        Paul D. Cady


                                        -------------------------------------
                                        Sheldon Allen


                                        -------------------------------------
                                        Michael D. Lopata


                                        -------------------------------------
                                        Satish C. Tiwari

                                        Myrna L. Williams, as custodian for
                                        Scott Frasier Williams under the
                                        Minnesota Uniform Transfers to Minors
                                        Act

                                        -------------------------------------
                                        Myrna L. Williams


                                        Myrna L. Williams, as custodian for
                                        Regan Rea-Anna Williams under the
                                        Minnesota Uniform Transfers to Minors
                                        Act

                                        -------------------------------------
                                        Myrna L. Williams


                                        -------------------------------------
                                        Scott Frasier Williams


                                        -------------------------------------
                                        Regan Rea-Anna Williams


                                        -------------------------------------
                                        Paul D. Cady


                                        /s/ Sheldon Allen
                                        -------------------------------------
                                        Sheldon Allen


                                        -------------------------------------
                                        Michael D. Lopata


                                        -------------------------------------
                                        Satish C. Tiwari

                                        Myrna L. Williams, as custodian for
                                        Scott Frasier Williams under the
                                        Minnesota Uniform Transfers to Minors
                                        Act

                                        -------------------------------------
                                        Myrna L. Williams


                                        Myrna L. Williams, as custodian for
                                        Regan Rea-Anna Williams under the
                                        Minnesota Uniform Transfers to Minors
                                        Act

                                        -------------------------------------
                                        Myrna L. Williams


                                        -------------------------------------
                                        Scott Frasier Williams


                                        -------------------------------------
                                        Regan Rea-Anna Williams


                                        -------------------------------------
                                        Paul D. Cady


                                        -------------------------------------
                                        Sheldon Allen


                                        /s/ Michael D. Lopata
                                        -------------------------------------
                                        Michael D. Lopata


                                        -------------------------------------
                                        Satish C. Tiwari

                                        Myrna L. Williams, as custodian for
                                        Scott Frasier Williams under the
                                        Minnesota Uniform Transfers to Minors
                                        Act

                                        -------------------------------------
                                        Myrna L. Williams


                                        Myrna L. Williams, as custodian for
                                        Regan Rea-Anna Williams under the
                                        Minnesota Uniform Transfers to Minors
                                        Act

                                        -------------------------------------
                                        Myrna L. Williams


                                        -------------------------------------
                                        Scott Frasier Williams


                                        -------------------------------------
                                        Regan Rea-Anna Williams


                                        -------------------------------------
                                        Paul D. Cady


                                        -------------------------------------
                                        Sheldon Allen


                                        -------------------------------------
                                        Michael D. Lopata


                                        /s/ Satish C. Tiwari
                                        -------------------------------------
                                        Satish C. Tiwari

                                        /s/ William E. Shanley, Jr.
                                        -------------------------------------
                                        William E. Shanley, Jr.


                                        -------------------------------------
                                        Daniel P. Cady & Jane Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Steven M. Simon


                                        -------------------------------------
                                        Robert Pickens


                                        -------------------------------------
                                        Carol Braun-Wolfram


                                        -------------------------------------
                                        William S. Whitney


                                        -------------------------------------
                                        Scott Bussey


                                        -------------------------------------
                                        Susan E. Rivera & Thomas J. Rivera,
                                        as Joint Tenants


                                        -------------------------------------
                                        James Lawrence

                                        -------------------------------------
                                        William E. Shanley, Jr.


                                        /s/ Daniel P. Cady /s/ Jane Maland Cady
                                        -------------------------------------
                                        Daniel P. Cady & Jane Maland Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Steven M. Simon


                                        -------------------------------------
                                        Robert Pickens


                                        -------------------------------------
                                        Carol Braun-Wolfram


                                        -------------------------------------
                                        William S. Whitney


                                        -------------------------------------
                                        Scott Bussey


                                        -------------------------------------
                                        Susan E. Rivera & Thomas J. Rivera,
                                        as Joint Tenants


                                        -------------------------------------
                                        James Lawrence

                                        -------------------------------------
                                        William E. Shanley, Jr.


                                        -------------------------------------
                                        Daniel P. Cady & Jane Cady,
                                        as Joint Tenants


                                        /s/ Steven M. Simon
                                        -------------------------------------
                                        Steven M. Simon


                                        -------------------------------------
                                        Robert Pickens


                                        -------------------------------------
                                        Carol Braun-Wolfram


                                        -------------------------------------
                                        William S. Whitney


                                        -------------------------------------
                                        Scott Bussey


                                        -------------------------------------
                                        Susan E. Rivera & Thomas J. Rivera,
                                        as Joint Tenants


                                        -------------------------------------
                                        James Lawrence

                                        -------------------------------------
                                        William E. Shanley, Jr.


                                        -------------------------------------
                                        Daniel P. Cady & Jane Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Steven M. Simon


                                        /s/ Robert Pickens
                                        -------------------------------------
                                        Robert Pickens


                                        -------------------------------------
                                        Carol Braun-Wolfram


                                        -------------------------------------
                                        William S. Whitney


                                        -------------------------------------
                                        Scott Bussey


                                        -------------------------------------
                                        Susan E. Rivera & Thomas J. Rivera,
                                        as Joint Tenants


                                        -------------------------------------
                                        James Lawrence

                                        -------------------------------------
                                        William E. Shanley, Jr.


                                        -------------------------------------
                                        Daniel P. Cady & Jane Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Steven M. Simon


                                        -------------------------------------
                                        Robert Pickens


                                        /s/ Carol Braun-Wolfram
                                        -------------------------------------
                                        Carol Braun-Wolfram


                                        -------------------------------------
                                        William S. Whitney


                                        -------------------------------------
                                        Scott Bussey


                                        -------------------------------------
                                        Susan E. Rivera & Thomas J. Rivera,
                                        as Joint Tenants


                                        -------------------------------------
                                        James Lawrence

                                        -------------------------------------
                                        William E. Shanley, Jr.


                                        -------------------------------------
                                        Daniel P. Cady & Jane Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Steven M. Simon


                                        -------------------------------------
                                        Robert Pickens


                                        -------------------------------------
                                        Carol Braun-Wolfram


                                        /s/ William S. Whitney
                                        -------------------------------------
                                        William S. Whitney


                                        -------------------------------------
                                        Scott Bussey


                                        -------------------------------------
                                        Susan E. Rivera & Thomas J. Rivera,
                                        as Joint Tenants


                                        -------------------------------------
                                        James Lawrence

                                        -------------------------------------
                                        William E. Shanley, Jr.


                                        -------------------------------------
                                        Daniel P. Cady & Jane Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Steven M. Simon


                                        -------------------------------------
                                        Robert Pickens


                                        -------------------------------------
                                        Carol Braun-Wolfram


                                        -------------------------------------
                                        William S. Whitney


                                        /s/ Scott Bussey
                                        -------------------------------------
                                        Scott Bussey


                                        -------------------------------------
                                        Susan E. Rivera & Thomas J. Rivera,
                                        as Joint Tenants


                                        -------------------------------------
                                        James Lawrence

                                       -------------------------------------
                                       William E. Shanley, Jr.


                                       -------------------------------------
                                       Daniel P. Cady & Jane Cady,
                                       as Joint Tenants


                                       -------------------------------------
                                       Steven M. Simon


                                       -------------------------------------
                                       Robert Pickens


                                       -------------------------------------
                                       Carol Braun-Wolfram


                                       -------------------------------------
                                       William S. Whitney


                                       -------------------------------------
                                       Scott Bussey


                                       /s/ Susan E. Rivera  /s/ Thomas J. Rivera
                                       -------------------------------------
                                       Susan E. Rivera & Thomas J. Rivera,
                                       as Joint Tenants


                                       -------------------------------------
                                       James Lawrence

                                        -------------------------------------
                                        William E. Shanley, Jr.


                                        -------------------------------------
                                        Daniel P. Cady & Jane Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Steven M. Simon


                                        -------------------------------------
                                        Robert Pickens


                                        -------------------------------------
                                        Carol Braun-Wolfram


                                        -------------------------------------
                                        William S. Whitney


                                        -------------------------------------
                                        Scott Bussey


                                        -------------------------------------
                                        Susan E. Rivera & Thomas J. Rivera,
                                        as Joint Tenants


                                        /s/ James Lawrence
                                        -------------------------------------
                                        James Lawrence

                                        /s/ Michael A. Donahue
                                        -------------------------------------
                                        Michael A. Donahue


                                        -------------------------------------
                                        David Patterson


                                        -------------------------------------
                                        Bob Pentico


                                        -------------------------------------
                                        Arlin Goldberg


                                        -------------------------------------
                                        David G. Cady & Kim S. Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Laurie Goldman


                                        -------------------------------------
                                        Stephen Cady & Robin Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Diane M. Petroff


                                        -------------------------------------
                                        John M. Monson


                                        -------------------------------------
                                        Gary R. Nelson

                                        -------------------------------------
                                        Michael A. Donahue


                                        /s/ David Patterson
                                        -------------------------------------
                                        David Patterson


                                        -------------------------------------
                                        Bob Pentico


                                        -------------------------------------
                                        Arlin Goldberg


                                        -------------------------------------
                                        David G. Cady & Kim S. Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Laurie Goldman


                                        -------------------------------------
                                        Stephen Cady & Robin Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Diane M. Petroff


                                        -------------------------------------
                                        John M. Monson


                                        -------------------------------------
                                        Gary R. Nelson

                                        -------------------------------------
                                        Michael A. Donahue


                                        -------------------------------------
                                        David Patterson


                                        /s/ Bob Pentico
                                        -------------------------------------
                                        Bob Pentico


                                        -------------------------------------
                                        Arlin Goldberg


                                        -------------------------------------
                                        David G. Cady & Kim S. Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Laurie Goldman


                                        -------------------------------------
                                        Stephen Cady & Robin Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Diane M. Petroff


                                        -------------------------------------
                                        John M. Monson


                                        -------------------------------------
                                        Gary R. Nelson

                                        -------------------------------------
                                        Michael A. Donahue


                                        -------------------------------------
                                        David Patterson


                                        -------------------------------------
                                        Bob Pentico


                                        /s/ Arlin Goldberg       9/17/99
                                        -------------------------------------
                                        Arlin Goldberg


                                        -------------------------------------
                                        David G. Cady & Kim S. Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Laurie Goldman


                                        -------------------------------------
                                        Stephen Cady & Robin Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Diane M. Petroff


                                        -------------------------------------
                                        John M. Monson


                                        -------------------------------------
                                        Gary R. Nelson

                                        -------------------------------------
                                        Michael A. Donahue


                                        -------------------------------------
                                        David Patterson


                                        -------------------------------------
                                        Bob Pentico


                                        -------------------------------------
                                        Arlin Goldberg


                                        /s/ David G. Cady    /s/ Kim S. Cady
                                        -------------------------------------
                                        David G. Cady & Kim S. Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Laurie Goldman


                                        -------------------------------------
                                        Stephen Cady & Robin Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Diane M. Petroff


                                        -------------------------------------
                                        John M. Monson


                                        -------------------------------------
                                        Gary R. Nelson

                                        -------------------------------------
                                        Michael A. Donahue


                                        -------------------------------------
                                        David Patterson


                                        -------------------------------------
                                        Bob Pentico


                                        -------------------------------------
                                        Arlin Goldberg


                                        -------------------------------------
                                        David G. Cady & Kim S. Cady,
                                        as Joint Tenants


                                        /s/ Laurie Goldman
                                        -------------------------------------
                                        Laurie Goldman


                                        -------------------------------------
                                        Stephen Cady & Robin Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Diane M. Petroff


                                        -------------------------------------
                                        John M. Monson


                                        -------------------------------------
                                        Gary R. Nelson

                                        -------------------------------------
                                        Michael A. Donahue


                                        -------------------------------------
                                        David Patterson


                                        -------------------------------------
                                        Bob Pentico


                                        -------------------------------------
                                        Arlin Goldberg


                                        -------------------------------------
                                        David G. Cady & Kim S. Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Laurie Goldman


                                        /s/ Stephen Cady   /s/ Robin Cady
                                        -------------------------------------
                                        Stephen Cady & Robin Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Diane M. Petroff


                                        -------------------------------------
                                        John M. Monson


                                        -------------------------------------
                                        Gary R. Nelson

                                        -------------------------------------
                                        Michael A. Donahue


                                        -------------------------------------
                                        David Patterson


                                        -------------------------------------
                                        Bob Pentico


                                        -------------------------------------
                                        Arlin Goldberg


                                        -------------------------------------
                                        David G. Cady & Kim S. Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Laurie Goldman


                                        -------------------------------------
                                        Stephen Cady & Robin Cady,
                                        as Joint Tenants


                                        /s/ Diane M. Petroff
                                        -------------------------------------
                                        Diane M. Petroff


                                        -------------------------------------
                                        John M. Monson


                                        -------------------------------------
                                        Gary R. Nelson

                                        -------------------------------------
                                        Michael A. Donahue


                                        -------------------------------------
                                        David Patterson


                                        -------------------------------------
                                        Bob Pentico


                                        -------------------------------------
                                        Arlin Goldberg


                                        -------------------------------------
                                        David G. Cady & Kim S. Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Laurie Goldman


                                        -------------------------------------
                                        Stephen Cady & Robin Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Diane M. Petroff


                                        /s/ John M. Monson
                                        -------------------------------------
                                        John M. Monson


                                        -------------------------------------
                                        Gary R. Nelson

                                        -------------------------------------
                                        Michael A. Donahue


                                        -------------------------------------
                                        David Patterson


                                        -------------------------------------
                                        Bob Pentico


                                        -------------------------------------
                                        Arlin Goldberg


                                        -------------------------------------
                                        David G. Cady & Kim S. Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Laurie Goldman


                                        -------------------------------------
                                        Stephen Cady & Robin Cady,
                                        as Joint Tenants


                                        -------------------------------------
                                        Diane M. Petroff


                                        -------------------------------------
                                        John M. Monson


                                        /s/ Gary R. Nelson
                                        -------------------------------------
                                        Gary R. Nelson

                                        /s/ Toni T. Albani
                                        -------------------------------------
                                        Toni T. Albani


                                        -------------------------------------
                                        Greg W. Griffiths


                                        -------------------------------------
                                        Richard W. Smith

                                        -------------------------------------
                                        Toni T. Albani


                                        /s/ Greg W. Griffiths
                                        -------------------------------------
                                        Greg W. Griffiths


                                        -------------------------------------
                                        Richard W. Smith

                                        -------------------------------------
                                        Toni T. Albani


                                        /s/ Greg W. Griffiths
                                        -------------------------------------
                                        Greg W. Griffiths


                                        /s/ Richard W. Smith       9/29/99
                                        -------------------------------------
                                        Richard W. Smith

BAIN INVESTORS (continued):             SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                        By: /s/ Jonathan S. Lavine
                                           ----------------------------------
                                        Name: Jonathan S. Lavine
                                        Title: Managing Director

                                        BANCBOSTON ROBERTSON STEPHENS INC.

                                        By: /s/ Dana Welch
                                           ----------------------------------
                                        Name: Dana Welch
                                        Title: Chief Administrative Officer


                                        BAYVIEW 99 I, L.P.

                                        By: Bayview 99 GP, LLC,
                                              its General Partner

                                        By: /s/ Dana Welch
                                           ----------------------------------
                                        Name: Dana Welch
                                        Title: Chief Administrative Officer


                                        BAYVIEW 99 II, L.P.

                                        By: Bayview 99 GP, LLC,
                                              its General Partner

                                        By: /s/ Dana Welch
                                           ----------------------------------
                                        Name: Dana Welch
                                        Title: Chief Administrative Officer


                                        -------------------------------------
                                        Clark Callander


                                        -------------------------------------
                                        Richard Innenberg

                                        BANCBOSTON ROBERTSON STEPHENS INC.

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        BAYVIEW 99 I, L.P.

                                        By: Bayview 99 GP, LLC,
                                              its General Partner

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        BAYVIEW 99 II, L.P.

                                        By: Bayview 99 GP, LLC,
                                              its General Partner

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        /s/ Clark Callander
                                        -------------------------------------
                                        Clark Callander


                                        /s/ Richard Innenberg
                                        -------------------------------------
                                        Richard Innenberg

                                   SCHEDULE I

                              MINORITY STOCKHOLDERS

Stolberg Partners, L.P.,
as Nominee for Gary E. Snyder, 780 Partners, Larry Walker, Lawrence Freeborg, Peter Van Genderen and Nottingham & Spirk Design, Inc.

Artesian Capital Limited Partnership II

Artesian Management, Inc.

RWJ Co.

Moses Family Limited Partnership

Marvin Moses

Peter Fyhrie

J M Hixon Partners LLC

Minnesota Management Partners I

SIT Investment Associates, Inc.

Joseph Rubin & Marguerite Rubin, as Joint Tenants

Joseph Rubin

John R. Dennis & Maryanne Dennis, as Joint Tenants

John R. Dennis

Winslow W. Bennett & Adele W. Bennett, as Joint Tenants

Kathleen Brown Zerwas & James Zerwas, as Joint Tenants

Bayview Capital Group, Inc.

Ronald W. Mullins & Sara G. Mullins, as Joint Tenants

Sara G. Mullins

Timothy I. Maudlin

Richard E. Struthers

Ghyselinck & Associates LLC

Mullins Living Trust

George T. Holden

Joseph Alexander

Thomas W. Burton & Georgia L. Burton, as Joint Tenants

Burton Real Estate Advisors, Inc.

Clifford D. Williams

{Schedule I to Amended and Restated
Stockholder Agreement to Advanced Telecommunications, Inc.}
I-13

Myrna L. Williams, as custodian for Scott Frasier Williams under the Minnesota Uniform Transfers to Minors Act

Myrna L. Williams, as custodian for Regan Rea-Anna Williams under the Minnesota Uniform Transfers to Minors Act

Scott Frasier Williams

Regan Rea-Anna Williams

Paul D. Cady

Sheldon Allen

Michael D. Lopata

Satish C. Tiwari

William E. Shanley, Jr.

Daniel P. Cady & Jane Maland Cady, as Joint Tenants

Steven M. Simon

Robert Pickens

Carol Braun-Wolfram

William S. Whitney

Scott Bussey

Susan E. Rivera & Thomas J. Rivera, as Joint Tenants

James Lawrence

Michael A. Donahue

David Patterson

Bob Pentico

Arlin Goldberg

David G. Cady & Kim S. Cady, as Joint Tenants

Laurie Goldman

Stephen Cady & Robin Cady, as Joint Tenants

Diane M. Petroff

John M. Monson

Gary R. Nelson

Toni T. Albani

Greg W. Griffiths

Richard A. Smith

BancBoston Robertson Stephens Inc.

Bayview 99 I, L.P.

Bayview 99 II, L.P.

Clark Callander

Richard Innenberg


{Schedule I to Amended and Restated
Stockholder Agreement of Advanced Telecommunications, Inc.}
I-14


                                                                 Common       Series A     Series B1    Series B2     Series B3
                                                                 Shares      Preferred     Preferred    Preferred     Preferred

OUTSIDE SHAREHOLDERS
Stolberg Partners, L.P.                                           54,660     4,800,000     1,130,059    1,476,523       480,261
Bain Investors                                                        --            --            --           --            --
Stolberg, Meehan & Scano II, L.P.                                112,740            --            --           --       720,391
General Electric Capital Corp (warrants)                              --            --            --           --            --
Artesian Capital L.P. II                                         245,640            --            --           --            --
RWJ Co.                                                           97,320            --            --           --            --
Moses Family Limited Partnership                                  88,260            --            --           --            --
Marvin Moses                                                      17,640            --            --           --            --
Peter Fyhrie                                                      70,440            --            --           --            --
J.M. Hixon Partners LLC                                           64,620            --            --           --            --
Minnesota Management Partners I                                   42,180            --            --           --            --
Stolberg Partners, L.P., as Nominee for 780
  Partners, a Wisconsin general partnership                            0        13,740        13,739        9,843            --
Sit Investment Associates, Inc.                                   33,720            --            --           --            --
Michael Karangelen                                                    --            --            --           --            --
Stolberg Partners, L.P., as Nominee for Larry Walker                  --            --        13,739        9,843            --
Stolberg Partners, L.P., as Nominee for Lawrence Freeborg             --        10,320        13,739           --            --
Joseph & Marguerite Rubin                                          9,600            --            --           --            --
John & Maryanne Dennis                                            17,220            --            --           --            --
Gary Snyder                                                           --        13,740            --           --            --
Nottingham & Spirk                                                    --        13,740            --           --            --
Adele W. Bennett & Winslow W. Bennett                             12,600            --            --           --            --
Imperial Bank (warants)                                               --            --            --           --            --
Stolberg Partners, L.P., as Nominee for Peter Van Genderen            --            --            --        9,843            --
Kathleen Brown Zerwas & James Zerwas                               5,760            --            --           --            --
Bayview Capital Group, Inc.                                        6,660            --            --           --            --
Ronald W. Mullins & Sara G. Mullins                                6,300            --            --           --            --
Tim Maudlin                                                        4,140            --            --           --            --
Richard E. Struthers                                               3,360            --            --           --            --
Ghyselinck & Associates LLC                                        3,300            --            --           --            --
Mullins Living Trust                                               2,460            --            --           --            --
Artesian Management, Inc.                                          1,800            --            --           --            --
George T. Holden                                                   1,740            --            --           --            --
Joseph Alexander                                                   1,620            --            --           --            --

                                                                                                  TOTAL                PERCENT
                                                                Series B4      Series C        SHARES (Pre-           OWNERSHIP
                                                                Preferred     Preferred          Options)            (Pre-Option)

OUTSIDE SHAREHOLDERS
Stolberg Partners, L.P.                                           227,946     2,000,000         10,169,449              48.11%
Bain Investors                                                         --     7,080,000          7,080,000              33.49%
Stolberg, Meehan & Scano II, L.P.                                  43,029            --            876,160               4.14%
General Electric Capital Corp (warrants)                               --            --                  0               0.00%
Artesian Capital L.P. II                                               --            --            245,640               1.16%
RWJ Co.                                                                --            --             97,320               0.46%
Moses Family Limited Partnership                                       --            --             88,260               0.42%
Marvin Moses                                                           --            --             17,640               0.08%
Peter Fyhrie                                                           --            --             70,440               0.33%
J.M. Hixon Partners LLC                                                --            --             64,620               0.31%
Minnesota Management Partners I                                        --            --             42,180               0.20%
Stolberg Partners, L.P., as Nominee for 780
  Partners, a Wisconsin general partnership                         1,660            --             38,982               0.18%
Sit Investment Associates, Inc.                                        --            --             33,720               0.16%
Michael Karangelen                                                     --            --                  0               0.00%
Stolberg Partners, L.P., as Nominee for Larry Walker                1,660            --             25,242               0.12%
Stolberg Partners, L.P., as Nominee for Lawrence Freeborg           1,056            --             25,115               0.12%
Joseph & Marguerite Rubin                                              --            --              9,600               0.05%
John & Maryanne Dennis                                                 --            --             17,220               0.08%
Gary Snyder                                                            --            --             13,740               0.06%
Nottingham & Spirk                                                     --            --             13,740               0.06%
Adele W. Bennett & Winslow W. Bennett                                  --            --             12,600               0.06%
Imperial Bank (warants)                                                --            --                  0               0.00%
Stolberg Partners, L.P., as Nominee for Peter Van Genderen            604            --             10,447               0.05%
Kathleen Brown Zerwas & James Zerwas                                   --            --              5,760               0.03%
Bayview Capital Group, Inc.                                            --            --              6,660               0.03%
Ronald W. Mullins & Sara G. Mullins                                    --            --              6,300               0.03%
Tim Maudlin                                                            --            --              4,140               0.02%
Richard E. Struthers                                                   --            --              3,360               0.02%
Ghyselinck & Associates LLC                                            --            --              3,300               0.02%
Mullins Living Trust                                                   --            --              2,460               0.01%
Artesian Management, Inc.                                              --            --              1,800               0.01%
George T. Holden                                                       --            --              1,740               0.01%
Joseph Alexander                                                       --            --              1,620               0.01%

                                                               ATI Options/      Vested                                 TOTAL
                                                                 Warrants        Options/      Common Stock         SHARES (Post-
                                                                  (Total)        Warrants      Equivalents*        Options/Warrants)

OUTSIDE SHAREHOLDERS
Stolberg Partners, L.P.                                              --               --        10,169,449           10,169,449
Bain Investors                                                       --               --         7,080,000            7,080,000
Stolberg, Meehan & Scano II, L.P.                                    --               --           876,160              876,160
General Electric Capital Corp (warrants)                        428,500          428,500           428,500              428,500
Artesian Capital L.P. II                                             --               --           245,640              245,640
RWJ Co.                                                              --               --            97,320               97,320
Moses Family Limited Partnership                                     --               --            88,260               88,260
Marvin Moses                                                     58,800           19,620            37,260               76,440
Peter Fyhrie                                                         --               --            70,440               70,440
J.M. Hixon Partners LLC                                              --               --            64,620               64,620
Minnesota Management Partners I                                      --               --            42,180               42,180
Stolberg Partners, L.P., as Nominee for 780
  Partners, a Wisconsin general partnership                          --               --            38,982               38,982
Sit Investment Associates, Inc.                                      --               --            33,720               33,720
Michael Karangelen                                               29,160           29,160            29,160               29,160
Stolberg Partners, L.P., as Nominee for Larry Walker                 --               --            25,242               25,242
Stolberg Partners, L.P., as Nominee for Lawrence Freeborg            --               --            25,115               25,115
Joseph & Marguerite Rubin                                        15,480           15,480            25,080               25,080
John & Maryanne Dennis                                               --               --            17,220               17,220
Gary Snyder                                                          --               --            13,740               13,740
Nottingham & Spirk                                                   --               --            13,740               13,740
Adele W. Bennett & Winslow W. Bennett                                --               --            12,600               12,600
Imperial Bank (warants)                                          12,000           12,000            12,000               12,000
Stolberg Partners, L.P., as Nominee for Peter Van Genderen           --               --            10,447               10,447
Kathleen Brown Zerwas & James Zerwas                              7,860            7,860            13,620               13,620
Bayview Capital Group, Inc.                                          --               --             6,660                6,660
Ronald W. Mullins & Sara G. Mullins                                  --               --             6,300                6,300
Tim Maudlin                                                          --               --             4,140                4,140
Richard E. Struthers                                                 --               --             3,360                3,360
Ghyselinck & Associates LLC                                          --               --             3,300                3,300
Mullins Living Trust                                                 --               --             2,460                2,460
Artesian Management, Inc.                                            --               --             1,800                1,800
George T. Holden                                                     --               --             1,740                1,740
Joseph Alexander                                                     --               --             1,620                1,620

Thomas & Georgia Burton                                              840            --            --           --            --
Burton Real Estate Advisors, Inc.                                    300            --            --           --            --
-------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL                                                         904,920     4,851,540     1,171,276    1,506,052     1,200,652

INSIDE SHAREHOLDERS
Cliff D. Williams                                                     --       406,980        76,893           --            --
Paul D. Cady                                                          --       280,000            --           --            --
Sheldon Allen                                                    206,120            --            --           --            --
Richard A. Smith                                                      --            --            --           --        96,052
Michael Lopata                                                   231,000            --            --           --            --
Satish C. Tiwari                                                      --        55,440        13,739        9,843            --
Bill Shanley                                                     123,060            --            --           --            --
Daniel P. Cady & Jane Maland Cady                                     --        90,000        20,596           --            --
Steven M. Simon                                                   16,200        60,000        13,730       22,147            --
Robert E. Pickens                                                     --         3,480         2,746           --            --
David A. Kunde                                                        --            --            --           --            --
Carol L. Braun-Wolfram                                                --        30,000        10,984        7,440            --
William Whitney                                                   77,040            --            --           --            --
Greg W. Griffiths                                                     --            --        13,730           --            --
Scott Bussey                                                      56,340            --            --           --            --
Thomas J. & Susan E. Rivera                                           --        30,000         4,119           --            --
Jim Lawrence                                                          --         7,140            --           --            --
Michael A. Donahue                                                    --         6,900         8,238           --            --
David A. Patterson                                                    --        10,320         2,746           --            --
Bob Pentico                                                       40,140            --            --           --            --
Arlin B. Goldberg                                                     --         6,900         2,746           --            --
David G. & Kim S. Cady                                                --        30,000         4,119           --            --
Laurie A. Goldman                                                     --        13,740         1,098          984            --
Stephen and Robin Cady                                                --        30,000            --           --            --
Jim Gordon                                                            --            --            --           --            --
Diane M. Petroff                                                      --            --         2,746           --            --
Lynne Powers                                                          --            --            --           --            --
Maureen Fahey                                                         --            --            --           --            --
Janet Darkenwald                                                      --            --            --           --            --
John M. Monson                                                        --            --            --        2,460            --
Gary R. Nelson                                                        --            --            --        1,968            --
Gary Sheppard                                                         --            --            --           --            --
Todd Kolb                                                             --            --            --           --            --
Dianna Dole                                                           --            --            --           --            --
Liz Ktytor                                                            --            --            --           --            --

Thomas & Georgia Burton                                          --            --             840            0.00%              --
Burton Real Estate Advisors, Inc.                                --            --             300            0.00%              --
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL                                                    275,955     9,080,000      18,990,395           89.83%         551,800

INSIDE SHAREHOLDERS
Cliff D. Williams                                             5,920            --         489,793            2.32%         348,240
Paul D. Cady                                                     --            --         280,000            1.32%              --
Sheldon Allen                                                    --            --         206,120            0.98%          49,440
Richard A. Smith                                              1,824            --          97,876            0.46%         220,020
Michael Lopata                                                   --            --         231,000            1.09%          18,000
Satish C. Tiwari                                              1,660            --          80,682            0.38%          90,000
Bill Shanley                                                     --            --         123,060            0.58%          27,000
Daniel P. Cady & Jane Maland Cady                             1,587            --         112,183            0.53%          27,300
Steven M. Simon                                               2,371            --         114,448            0.54%           9,000
Robert E. Pickens                                               211            --           6,437            0.03%          85,200
David A. Kunde                                                   --            --               0            0.00%          90,000
Carol L. Braun-Wolfram                                        1,290            --          49,714            0.24%          37,200
William Whitney                                                  --            --          77,040            0.36%           9,000
Greg W. Griffiths                                             1,054            --          14,784            0.07%          51,060
Scott Bussey                                                     --            --          56,340            0.27%           9,000
Thomas J. & Susan E. Rivera                                     317            --          34,436            0.16%          27,300
Jim Lawrence                                                     --            --           7,140            0.03%          52,800
Michael A. Donahue                                              635            --          15,773            0.07%          37,200
David A. Patterson                                              211            --          13,277            0.06%          37,200
Bob Pentico                                                      --            --          40,140            0.19%           9,000
Arlin B. Goldberg                                               211            --           9,857            0.05%          37,200
David G. & Kim S. Cady                                          317            --          34,436            0.16%           9,000
Laurie A. Goldman                                               143            --          15,965            0.08%          19,200
Stephen and Robin Cady                                           --            --          30,000            0.14%              --
Jim Gordon                                                       --            --               0            0.00%          24,000
Diane M. Petroff                                                211            --           2,957            0.01%          19,200
Lynne Powers                                                     --            --               0            0.00%          19,200
Maureen Fahey                                                    --            --               0            0.00%          19,200
Janet Darkenwald                                                 --            --               0            0.00%          15,000
John M. Monson                                                  145            --           2,605            0.01%           9,000
Gary R. Nelson                                                  116            --           2,084            0.01%           9,000
Gary Sheppard                                                    --            --               0            0.00%           9,000
Todd Kolb                                                        --            --               0            0.00%           9,000
Dianna Dole                                                      --            --               0            0.00%           9,000
Liz Ktytor                                                       --            --               0            0.00%           9,000

Thomas & Georgia Burton                                        --                   840                  840
Burton Real Estate Advisors, Inc.                              --                   300                  300
------------------------------------------------------------------------------------------------------------
SUBTOTAL                                                  512,620            19,503,015           19,542,195

INSIDE SHAREHOLDERS
Cliff D. Williams                                         208,980               698,773              838,033
Paul D. Cady                                                   --               280,000              280,000
Sheldon Allen                                              29,700               235,820              255,560
Richard A. Smith                                           46,740               144,616              317,896
Michael Lopata                                              7,200               238,200              249,000
Satish C. Tiwari                                               --                80,682              170,682
Bill Shanley                                               10,800               133,860              150,060
Daniel P. Cady & Jane Maland Cady                          16,380               128,563              139,483
Steven M. Simon                                             5,400               119,848              123,448
Robert E. Pickens                                          33,720                40,157               91,637
David A. Kunde                                                 --                     0               90,000
Carol L. Braun-Wolfram                                     19,620                69,334               86,914
William Whitney                                             3,600                80,640               86,040
Greg W. Griffiths                                          30,600                45,384               65,844
Scott Bussey                                                5,400                61,740               65,340
Thomas J. & Susan E. Rivera                                16,380                50,816               61,736
Jim Lawrence                                               21,120                28,260               59,940
Michael A. Donahue                                         19,620                35,393               52,973
David A. Patterson                                         19,620                32,897               50,477
Bob Pentico                                                 5,400                45,540               49,140
Arlin B. Goldberg                                          19,620                29,477               47,057
David G. & Kim S. Cady                                      5,400                39,836               43,436
Laurie A. Goldman                                          11,520                27,485               35,165
Stephen and Robin Cady                                         --                30,000               30,000
Jim Gordon                                                  4,800                 4,800               24,000
Diane M. Petroff                                            7,680                10,637               22,157
Lynne Powers                                                3,840                 3,840               19,200
Maureen Fahey                                               7,680                 7,680               19,200
Janet Darkenwald                                            3,000                 3,000               15,000
John M. Monson                                              2,700                 5,305               11,605
Gary R. Nelson                                              3,600                 5,684               11,084
Gary Sheppard                                               5,400                 5,400                9,000
Todd Kolb                                                   5,400                 5,400                9,000
Dianna Dole                                                 1,800                 1,800                9,000
Liz Ktytor                                                  1,800                 1,800                9,000

Julie Dzubay                       --            --            --           --            --            --            --
Michele Speranza                   --            --            --           --            --            --            --
Tammy Anderson (Gottas)            --            --            --           --            --            --            --
Angela McGregor                    --            --            --           --            --            --            --
Bob Thompson                       --            --            --           --            --            --            --
Judith Proell                      --            --            --           --            --            --            --
Elaine Britt                       --            --            --           --            --            --            --
Mark Hechtl                        --            --            --           --            --            --            --
Chris Ammon                        --            --            --           --            --            --            --
Pete Desrocher                     --            --            --           --            --            --            --
Alan Keck                          --            --            --           --            --            --            --
Sally L. Hay                       --            --            --           --            --            --            --
Tom Hoffman                        --            --            --           --            --            --            --
Jeff Cammerrer                     --            --            --           --            --            --            --
Chris Frederiksen                  --            --            --           --            --            --            --
Toni T. Albani                     --            --            --        1,260            --            76            --
D.J. Ingwaldson                    --            --            --           --            --            --            --
Tracy Householder                  --            --            --           --            --            --            --
Corky Raines                       --            --            --           --            --            --            --
Brian Johnson                      --            --            --           --            --            --            --
Greg Luvelle                       --            --            --           --            --            --            --
Darlene Langdon                    --            --            --           --            --            --            --
Mary Braun                         --            --            --           --            --            --            --
Ron Davis                          --            --            --           --            --            --            --
Karen Nystrom                      --            --            --           --            --            --            --
William Flores                     --            --            --           --            --            --            --
------------------------------------------------------------------------------------------------------------------------
SUBTOTAL                      749,900     1,060,900       178,230       46,102        96,052        18,299            --
========================================================================================================================
GRAND TOTAL                 1,654,820     5,912,440     1,349,506    1,552,154     1,296,704       294,254     9,080,000

Julie Dzubay                          0               0.00%           9,000            1,800          1,800                9,000
Michele Speranza                      0               0.00%           9,000            1,800          1,800                9,000
Tammy Anderson (Gottas)               0               0.00%           9,000            3,600          3,600                9,000
Angela McGregor                       0               0.00%           9,000            1,800          1,800                9,000
Bob Thompson                          0               0.00%           9,000            1,800          1,800                9,000
Judith Proell                         0               0.00%           9,000            1,800          1,800                9,000
Elaine Britt                          0               0.00%           9,000            3,000          3,000                9,000
Mark Hechtl                           0               0.00%           9,000            3,000          3,000                9,000
Chris Ammon                           0               0.00%           9,000            3,000          3,000                9,000
Pete Desrocher                        0               0.00%           9,000            3,600          3,600                9,000
Anlan Keck                            0               0.00%           9,000            1,800          1,800                9,000
Sally L. Hay                          0               0.00%           9,000            1,800          1,800                9,000
Tom Hoffman                           0               0.00%           9,000            3,600          3,600                9,000
Jeff Cammerver                        0               0.00%           9,000            3,600          3,600                9,000
Chris Frederiksen                     0               0.00%           9,000            1,800          1,800                9,000
Toni T. Albani                    1,336               0.01%           5,400            5,400          6,736                6,736
D.J. Ingwaldson                       0               0.00%           4,500            2,700          2,700                4,500
Tracy Householder                     0               0.00%           4,500            2,700          2,700                4,500
Corky Raines                          0               0.00%           4,500              900            900                4,500
Brian Johnson                         0               0.00%           4,500              900            900                4,500
Greg Luvelle                          0               0.00%           4,500              900            900                4,500
Darlene Langdon                       0               0.00%           4,500              900            900                4,500
Mary Braun                            0               0.00%           4,500              900            900                4,500
Ron Davis                             0               0.00%           4,500              900            900                4,500
Karen Nystrom                         0               0.00%           3,000              600            600                3,000
William Flores                        0               0.00%           1,200              240            240                1,200
--------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL                      2,149,483              10.17%       1,630,560          639,360      2,788,843            3,780,043
================================================================================================================================
GRAND TOTAL                  21,139,878             100.00%       2,182,360        1,151,980     22,291,858           23,322,238